PURCHASE AND SALE AGREEMENT


                   Dated as of January 27, 1994


                             between


                         ANNTAYLOR, INC.



                               and


                     ANNTAYLOR FUNDING, INC.

                        TABLE OF CONTENTS
                        -----------------

                                                             PAGE
                                                             ----
ARTICLE I     AGREEMENT TO PURCHASE AND SELL  . . . . . . .    3

    1.1       Agreement to Purchase and Sell  . . . . . . .    4
    1.2       Timing of Purchases . . . . . . . . . . . . .    4
    1.3       Consideration for Purchases . . . . . . . . .    4
    1.4       Purchase and Sale Termination Date  . . . . .    4

ARTICLE II    CALCULATION OF PURCHASE PRICE . . . . . . . .    4

    2.1       Calculation of Purchase Price . . . . . . . .    4

ARTICLE III   PAYMENT OF PURCHASE PRICE . . . . . . . . . .    6

    3.1       Initial Purchase Price Payment  . . . . . . .    6
    3.2       Subsequent Purchase Price Payments  . . . . .    6
    3.3       Settlement as to Specific Receivables . . . .    7
    3.4       Settlement as to Dilution . . . . . . . . . .    7

ARTICLE IV    CONDITIONS OF PURCHASES . . . . . . . . . . .    8

    4.1       Conditions Precedent to Initial Purchase  . .    8
    4.2       Certification as to Representations
                and Warranties  . . . . . . . . . . . . . .   10

ARTICLE V     REPRESENTATIONS AND WARRANTIES OF
                 ANNTAYLOR  . . . . . . . . . . . . . . . .   10

    5.1       Organization and Good Standing  . . . . . . .   10
    5.2       Due Qualification . . . . . . . . . . . . . .   10
    5.3       Power and Authority; Due Authorization  . . .   11
    5.4       Valid Sale; Binding Obligations . . . . . . .   11
    5.5       No Violation  . . . . . . . . . . . . . . . .   11
    5.6       Proceedings . . . . . . . . . . . . . . . . .   11
    5.7       Bulk Sales Act  . . . . . . . . . . . . . . .   12
    5.8       Government Approvals  . . . . . . . . . . . .   12
    5.9       Financial Condition . . . . . . . . . . . . .   12
    5.10      Licenses, Contingent Liabilities,
                 and Labor Controversies  . . . . . . . . .   12
    5.11      Margin Regulations  . . . . . . . . . . . . .   12
    5.12      Quality of Title  . . . . . . . . . . . . . .   12
    5.13      Accuracy of Information . . . . . . . . . . .   13
    5.14      Offices . . . . . . . . . . . . . . . . . . .   13
    5.15      Trade Names . . . . . . . . . . . . . . . . .   13
    5.16      Taxes . . . . . . . . . . . . . . . . . . . .   14
    5.17      Compliance with Applicable Laws . . . . . . .   14
    5.18      Reliance on Separate Legal Identity . . . . .   14
    5.19      Receivables . . . . . . . . . . . . . . . . .   14

ARTICLE VI    COVENANTS OF ANNTAYLOR  . . . . . . . . . . .   15

    6.1       Affirmative Covenants . . . . . . . . . . . .   15
    6.2       Reporting Requirements  . . . . . . . . . . .   17
    6.3       Negative Covenants  . . . . . . . . . . . . .   18

ARTICLE VII   ADDITIONAL RIGHTS AND OBLIGATIONS IN
              RESPECT OF THE RECEIVABLES  . . . . . . . . .   18

    7.1       Rights of the Company . . . . . . . . . . . .   18
    7.2       Responsibilities of AnnTaylor . . . . . . . .   19
    7.3       Further Action Evidencing Purchases . . . . .   19
    7.4       Application of Collections  . . . . . . . . .   20

ARTICLE VIII  INDEMNIFICATION . . . . . . . . . . . . . . .   20

    9.1       Indemnities by AnnTaylor  . . . . . . . . . .   20

ARTICLE X     MISCELLANEOUS . . . . . . . . . . . . . . . .   22

    10.1      Amendments, Etc . . . . . . . . . . . . . . .   22
    10.2      Notices, Etc  . . . . . . . . . . . . . . . .   23
    10.3      No Waiver; Cumulative Remedies  . . . . . . .   23
    10.4      Binding Effect; Assignability . . . . . . . .   23
    10.5      Governing Law . . . . . . . . . . . . . . . .   23
    10.6      Costs, Expenses and Taxes . . . . . . . . . .   23
    10.7      Submission to Jurisdiction  . . . . . . . . .   24
    10.8      Waiver of Jury Trial  . . . . . . . . . . . .   24
    10.9      Captions and Cross References;
                Incorporation by Reference  . . . . . . . .   24
    10.10     Execution in Counterparts . . . . . . . . . .   24
    10.11     Acknowledgment and Agreement  . . . . . . . .   24

EXHIBIT A - Form of Purchase Report

EXHIBIT B - Form of the Company Note

EXHIBIT C - Form of Opinion of AnnTaylor's Counsel

EXHIBIT D - Form of Subscription Agreement

EXHIBIT E - Office Locations

EXHIBIT F - Form of In-House Counsel's Opinion

Schedule 4.1(k)  Data Processing Reports

Schedule 5.14    Trade Names

                   PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of
                                        ---------
January 27, 1994, is between ANNTAYLOR, INC., a Delaware corporation ("AnnTaylor"), as seller and ANNTAYLOR FUNDING, INC.,
              ---------
a Delaware corporation (the "Company"), as purchaser.
                             -------


                           Definitions
                           -----------

     Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A to the Receivables Financing Agreement of even-date
- -----------
herewith (as, amended supplemented or otherwise modified, the "Receivables Financing Agreement"), among the Company, AnnTaylor,
 -------------------------------
as initial Servicer, CLIPPER RECEIVABLES CORPORATION, as lender ("Lender"), STATE STREET BOSTON CAPITAL CORPORATION, as
  ------
administrator for Lender under the Program Administration Agreement (the "Administrator") and PNC BANK, NATIONAL
                   -------------
ASSOCIATION, as referral agent for Lender under the Relationship Bank Agreement (in such capacity, together with any successors thereto in such capacity, the "Relationship Bank" and in its
                                  -----------------
individual  capacity, "PNC Bank").  The following terms  have the
                       --------
respective meanings indicated hereinbelow:

    Adverse  Claim means  a lien,  security  interest, charge  or
    --------------
encumbrance, or similar right or claim of any Person.

    Company Note shall have the  meaning assigned to such term in
    ------------
Section 3.1 hereof.
- -----------

    Deemed Collection means amounts payable by AnnTaylor pursuant
    -----------------
to Section 3.3 or 3.4.
   -----------    ---

    Funding  Account means  the bank  account  maintained by  the
    ----------------
Company as specified by the Company to AnnTaylor and the Administrator from time to time; provided, that during the
                                     --------
continuance of an Event of Default, such account shall be the Lock-Box Account.

    Ineligible Purchased Receivable  means a Receivable purchased
    -------------------------------
hereunder that does not comply with any of the following conditions in any material respect

              (a) was generated by AnnTaylor in the ordinary course of its business;

              (b) may be sold hereunder without contravening or conflicting any laws;

              (c) arises under an Eligible Contract that has been duly authorized by the parties thereto and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding of equity or at law;

              (d) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectability of such Receivable; and

              (e) satisfies all applicable requirements of the Credit and Collection Policy.

    Initial Closing  Date shall have the meaning assigned to such
    ---------------------
term in Section 1.2 hereof.
        -----------

    Initial Cut-Off Date means December 24, 1993.
    --------------------

    Initial Posting Date means January 24, 1994.
    --------------------

    Initial Reporting Period  shall have the meaning  assigned to
    ------------------------
such term in Section 2.1 hereof.
             -----------

    Lock-Box Accounts means one or more lock-box accounts held in
    -----------------
Lock-Box Banks for receiving Collections from Pool Receivables.

    Payment Day means (i) the  Initial Closing Date and (ii) each
    -----------
Business Day thereafter that AnnTaylor is open for business.

    Purchase  and Sale Indemnified Amounts shall have the meaning
    --------------------------------------
assigned to such term in Section 8.1 hereof.
                         -----------

    Purchase  and Sale Indemnified  Party shall have  the meaning
    -------------------------------------
assigned to such term in Section 9.1 hereof.
                         -----------

    Purchase and  Sale Termination  Date shall  have the  meaning
    ------------------------------------
assigned to such term in Section 1.4 hereof.
                         -----------

    Purchase Facility  shall have  the meaning  assigned to  such
    -----------------
term in Section 1.1 hereof.
        -----------

    Purchase Price shall  have the meaning assigned to  such term
    --------------
in Section 2.1 hereof.
   -----------

    Purchase Report shall have the meaning assigned  to such term
    ---------------
in Section 2.1 hereof.
   -----------

    Receivables  Review shall have  the meaning assigned  to such
    -------------------
term in Section 6.1(c) hereof.
        --------------

    Related Rights shall  have the meaning assigned to  such term
    --------------
in Section 1.1 hereof.
   -----------

    Seller Material  Adverse Effect  means, with  respect to  any
    -------------------------------
event or circumstance, a material adverse effect on:

              (i) the business, assets, financial condition, operations or prospects of AnnTaylor, as seller;

              (ii) the ability of AnnTaylor to perform its obligations under this Agreement or any other Transaction
    Document to which AnnTaylor, as seller, in its capacity as such, is a party;

              (iii) the validity or enforceability as against AnnTaylor of this Agreement or any other Transaction Document to which AnnTaylor, as seller, in its capacity as such, is a party;

              (iv)  the  status, existence, perfection,  priority
    or   enforceability  of   the  Company's   interest  in   the
    Receivables assets described in Section 1.1; or
                                    -----------

              (v) the collectability of a significant portion of the Pool Receivables.

    Subscription  Agreement  means  the  Subscription  Agreement,
    -----------------------
dated as of January 24,  1994, between the Company and AnnTaylor, in the form of  Exhibit D, as it may be  amended, supplemented or
                ---------
modified from time to time.


                            Background
                            ----------

     1. The Company is a limited purpose corporation, all of the issued and outstanding shares of capital stock of which are wholly-owned by AnnTaylor.

     2.    AnnTaylor   is   concurrently   transferring   certain
Receivables and Related Rights to the Company as part of the capitalization of the Company.

     3. In order to finance its business, AnnTaylor wishes to sell Receivables and Related Rights to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables and Related Rights from AnnTaylor.

     4. The Company intends to borrow from Lender from time to time pursuant to the Receivables Financing Agreement in order to finance, in part, its purchases of such Receivables and Related
Rights hereunder.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                            ARTICLE I

                  AGREEMENT TO PURCHASE AND SELL

     1.1.    Agreement  to Purchase and  Sell.  On  the terms and
             --------------------------------
subject to the conditions set forth in this Agreement  (including
Article V), and in consideration of the Purchase Price, AnnTaylor
- ---------
agrees to sell, assign and transfer, and does hereby sell, assign and transfer to the Company, and the Company agrees to purchase, and does hereby purchase, from AnnTaylor, all of AnnTaylor's right, title and interest in and to:

     (a) each Receivable of AnnTaylor that existed and was owing to AnnTaylor as of the close of AnnTaylor's business on the Initial Cut-Off Date;

     (b) each Receivable created or originated by AnnTaylor from the close of AnnTaylor's business on the Initial Cut-Off Date, to and including the Purchase and Sale Termination Date and all Finance Charge Receivables relating to Receivables that were created or originated prior to the Purchase and Sale Termination Date;

     (c) all rights to, but not the obligations under, the Contracts and all Related Security;

     (d)   all monies due or to become due with respect thereto;

     (e)   all books and records related to any of the foregoing;
           and

     (f) all proceeds thereof (as defined in the UCC) received on or after the date hereof including, without limitation, all funds which either are received by AnnTaylor, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments, if any, that AnnTaylor or the Servicer (if other than AnnTaylor) applies in the ordinary course of its business to amounts owed in respect of any Receivable).

All purchases hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of AnnTaylor, in its capacity as seller, set forth in each Transaction Document. The Company's foregoing commitment to purchase such Receivables and the proceeds and rights described in subsections (c), (d), (e) and (f) of this
                     ----------------  ---  ---      ---
Section 1.1 (collectively, the "Related Rights") is herein called
- -----------                     --------------
the "Purchase Facility".
     -----------------

     1.2.  Timing of Purchases.
           -------------------

     (a)   Initial Closing Date  Purchases.  On January  __, 1994
           -------------------------------
(the "Initial  Closing Date") AnnTaylor shall sell to the Company
      ---------------------
in part, and contribute to the Company, in part, and the Company shall purchase and acquire, pursuant to Section 1.1, AnnTaylor's
                                         -----------
entire right, title and interest in (i) each Receivable that existed and was owing to AnnTaylor as of the close of AnnTaylor's business on the Initial Cut-Off Date, (ii) all Receivables created by AnnTaylor from and including the close of AnnTaylor's business on the Initial Cut-Off Date to and including the Initial Closing Date, and (iii) all Related Rights.

     (b)   Regular  Purchases.  After  the Initial  Closing Date,
           ------------------
each Receivable and Related Rights created or originated by AnnTaylor and described in Section 1.1(b) hereof shall be owned
                            --------------
by the Company (without any further action) upon the creation or origination of such Receivable.

     1.3.  Consideration for Purchases.  On the terms and subject
           ---------------------------
to the conditions set forth in this Agreement, the Company agrees to make  all Purchase Price  payments to AnnTaylor  in accordance with Article III.
     -----------

     1.4.  Purchase and Sale Termination Date.  The "Purchase and
           ----------------------------------        ------------
Sale Termination Date"  shall be the Final Payout  Date under the
- ---------------------
Receivables Financing Agreement.

                            ARTICLE II

                  CALCULATION OF PURCHASE PRICE

     2.1.  Calculation of Purchase Price.  On each Reporting Date
           -----------------------------
(commencing February 7, 1994), the Servicer shall deliver to the Company, the Administrator, the Relationship Bank, and AnnTaylor (if the Servicer is other than AnnTaylor) a report in substantially the form of Exhibit A (each such report being
                             ---------
herein called a "Purchase Report")  with respect to the Company's
                 ---------------
purchases of Receivables from AnnTaylor

     (a) that arose on or prior to the Initial Posting Date (in the case of the first Purchase Report to be delivered hereunder) or

     (b)   that arose  during the  Settlement Period  immediately
     preceding  such  Reporting   Date  (in  the  case   of  each
     subsequent Purchase Report).

The "Purchase Price" (to be  paid to AnnTaylor in accordance with
     --------------
the terms  of Article  III) for the  Receivables and  the Related
              ------------
Rights shall be determined in accordance with the following formula:


     PP    =  AUB X FMVD

     where:
     -----

     PP    =  Purchase  Price   (to  be  paid  to   AnnTaylor  in
              accordance  with  the  terms  of  Article  III)  as
                                                ------------
              calculated on the relevant Reporting Date

     AUB   =  (i)   for  purposes  of  calculating  the  Purchase
              Price on  the initial Reporting Date, the aggregate
              Unpaid Balance of all Receivables that  existed and
              were  owing  to  AnnTaylor as  measured  as  at the
              Initial Cut-Off  Date  plus  the  aggregate  Unpaid
                                     ----
              Balance  of all  Receivables that  were created  or
              originated by  AnnTaylor from  the Initial  Cut-Off
              Date,  to  and including  the close  of AnnTaylor's
              business on the Initial Posting Date (excluding, in
              each  case, all Receivables  that had  been written
              off the books of  AnnTaylor as uncollectible), less
                                                             ----
              an amount  equal to  the sum  of (A)  the aggregate
              Unpaid Balance of all Receivables that comprised the capital contribution made by AnnTaylor to the Company on the Initial Closing Date, and (B) the aggregate Collections received by AnnTaylor after the Initial Cut-Off Date to and including the Initial Posting Date,

              (ii) for purposes of calculating the Purchase Price for Receivables on the second Reporting Date, the aggregate Unpaid Balance of the Receivables that were generated by AnnTaylor during the immediately  preceding Settlement  Period less  the
                                                        ----
              aggregate Collections received by AnnTaylor from but excluding the Initial Posting Date to but excluding the Initial Closing Date, and

              (iii) for purposes of calculating the Purchase Price for Receivables on each Reporting Date thereafter, the aggregate Unpaid Balance of the Receivables described in Section 1.1(b) hereof that were generated by AnnTaylor during the immediately preceding Settlement Period.

     FMVD  =  Fair   Market   Value   Discount   Factor  on   the
              determination date, which is the quotient of (i) one divided by (ii) an amount equal to 1+ (90/365 x
              ABR), where ABR is the Alternate Base Rate plus 2% on such day, expressed as a fraction.


                           ARTICLE III

                    PAYMENT OF PURCHASE PRICE

     3.1.    Initial Purchase  Price  Payment.    On the  Initial
             --------------------------------
Closing Date, AnnTaylor shall, and hereby does contribute to the capital of the Company, Receivables and Related Property Rights with respect thereto consisting of each Receivable described in
Section 1.1(a) hereof beginning with the oldest of such Receivables and continuing chronologically thereafter and all or an undivided interest in the most recent of such contributed Receivables such that the aggregate Unpaid Balance of all such contributed Receivables shall be equal to $1,800,000. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to AnnTaylor on the Initial Closing Date a portion of the Purchase Price for the purchase to be made from AnnTaylor with respect to Receivables existing on or prior to the Initial Posting Date (a) in cash in the amount of the proceeds of the Loans made to the Company on the Initial Closing Date under the Receivables Financing Agreement and (b) by the issuance of a subordinated promissory note in the form of Exhibit
                                                          -------
B  to AnnTaylor  (such promissory  note,  as it  may be  amended,
- -
supplemented, indorsed or otherwise modified from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called a "Company Note") in
                                               -------------
the initial principal amount equal to $5,412,000. The portion of the Purchase Price paid to AnnTaylor pursuant to the immediately preceding sentence shall be adjusted on the initial Reporting Date by the amount of the difference, if any, between (x) the Purchase Price calculated on the initial Reporting Date pursuant to Section 2.1 hereof and (y) the amount paid to AnnTaylor
    -----------
pursuant to the immediately preceding sentence. If the amount described in clause (x) is greater than the amount described in
             -----------
clause (y), the Company shall  pay to AnnTaylor the difference by
- ----------
increasing the principal amount outstanding under the Company Note, effective as of the last day of the related Settlement Period. If the amount described in clause (x) is less than the
                                     ----------
amount  described  in clause  (y),  AnnTaylor  shall  pay to  the
                      -----------
Company the difference by a reduction in the principal amount of the Company Note, effective as of the last day of the related Settlement Period; provided, however, that if at any time the
                    --------  -------
unpaid principal amount of the Company Note has been reduced to zero, AnnTaylor shall pay the Company the remainder owed with respect thereto in immediately available funds to the Funding Account.

     3.2.   Subsequent Purchase Price Payments.  On each Business
            ----------------------------------
Day after the Initial Closing Date until the termination of this Agreement pursuant to Section 9.4 hereof, the Company shall pay
                       -----------
to  AnnTaylor a  portion of  the Purchase  Price due  pursuant to
Section 2.1 by  depositing into such  account as AnnTaylor  shall
- -----------
specify immediately available funds from monies then held by or on behalf of the Company from Collections or Deemed Collections,
solely  to  the  extent  that  such   monies  do  not  constitute
Collections that are required to be segregated and held by the Servicer pursuant to the Receivables Financing Agreement or to be distributed to the Administrator pursuant to the Receivables Financing Agreement on the next Settlement Date or required to be paid to the Servicer as the Servicer's Fee on the next Settlement Date, or required to be deposited into the Spread Account or paid as a reimbursement to the issuer of the Letter of Credit pursuant to the Receivables Financing Agreement on the next Settlement Date, or otherwise necessary to pay current expenses of the Company (in its discretion) and provided that AnnTaylor has paid
all amounts  then owing  by it  hereunder.   The  portion of  the
Purchase Price paid to AnnTaylor shall be adjusted on each Settlement Date (beginning on March 5, 1994) by the amount of the difference, if any, between (x) the amount due pursuant to
Section 2.1 with respect to all Receivables created or originated
- -----------
by  AnnTaylor  that  arose during  the  corresponding  Settlement
Period  and  (y)  the  amount   paid  to  AnnTaylor  during  such
Settlement Period  pursuant to  the foregoing  sentence for  such
Receivables.   If the amount  described in clause (x)  is greater
                                           ----------
than the amount described in clause (y), the Company shall pay to
                             ----------
AnnTaylor the difference by increasing the principal amount outstanding under the Company Note, effective as of the last day of the related Settlement Period. If the amount described in clause (x) is less than the amount described in clause (y),
- -----------                                          -----------
AnnTaylor shall pay to the Company the difference by a reduction in the principal amount of the Company Note, effective as of the last day of the related Settlement Period; provided, however,
                                              --------   -------
that if at any time the unpaid principal amount of the Company Note has been reduced to zero, AnnTaylor shall pay the Company the remainder owed with respect thereto in immediately available
funds to the  Funding Account.   On each  Settlement Date, if  no
Event of Default under the Receivables Financing Agreement has occurred and is continuing and payment of the Company Note will not result in an Event of Default under the Receivables Financing Agreement, the Servicer will, upon the direction of the Company, make a payment on the Company Note to AnnTaylor in an amount equal to the amount of Collections (not previously paid to AnnTaylor hereunder) that are available to the Company under
Section 3.01(b) of the Receivables Financing Agreement.

     Servicer shall make all appropriate record keeping entries with respect to the Company Note to reflect payments by the Company thereon and Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on the Company Note. AnnTaylor hereby irrevocably authorizes Servicer to return the Company Note to the Company upon the final payment thereof after the termination of this Agreement pursuant to Section 9.4 hereof.
                           -----------

     3.3.   Settlement as  to Specific  Receivables.   Subject to
            ---------------------------------------
Section 7.2(a) hereof, if an officer of AnnTaylor obtains knowledge or receives notice from the Company or the Administrator that (a) on the day that any Receivable purchased hereunder was created or originated by AnnTaylor any of the representations or warranties set forth in Section 5.11 was not
                                            -------------
true with respect to such Receivable, or such Receivable was an Ineligible Purchased Receivable or, (b) as a result of any action or inaction of AnnTaylor, on any day any of the representations or warranties set forth in Section 5.11 is no longer true with
                             ------------
respect to a Receivable, then AnnTaylor forthwith shall reduce the Purchase Price with respect to Receivables that arose during the same Settlement Period in which such knowledge is obtained or notification is received by an amount equal to the Unpaid Balance of such Receivable; provided, however, that if there have been no
                    --------  -------
purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such net reduction) from AnnTaylor during such Settlement Period, any amount owed by which the Purchase Price payable to AnnTaylor would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid by either (at the option of AnnTaylor, unless the Company will, absent such payment in cash, be unable to meet its obligations under the Receivables Financing Agreement on the next occurring

Settlement Date, in which case AnnTaylor shall make a cash payment) a reduction in the principal amount of the Company Note (but not below zero) or by payment within two Business Days after the related Report Date in cash by AnnTaylor to the Company by deposit in the Funding Account of same day funds; provided,
                                                        --------
further,  that  if  the Company  thereafter  receives  payment on
- -------
account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to AnnTaylor.

     3.4.  Settlement as to Dilution.  Each Purchase Report shall
           -------------------------
include, in respect of the Receivables previously generated by AnnTaylor (including those Receivables that were contributed to the capital of the Company on the Initial Closing Date), a calculation of the aggregate net reduction in the aggregate Unpaid Balance of such Receivables owed by particular Obligors on account of any defective, rejected or returned merchandise or services, any cash discount, or any incorrect billings, other adjustments, or setoffs in respect of any claims by the Obligor(s) thereof against AnnTaylor or any of its Affiliates (other than the Company) (whether such claims arise out of the same or a related or unrelated transaction), or any rebate or refund during the most recent month. Subject to Section 7.2(a)
                                                   --------------
hereof, the Purchase Price to be paid to AnnTaylor for the Receivables generated during the Settlement Period for which such Purchase Report is delivered shall be decreased by the amount of such net reduction; provided, however, that if there have been no
                    --------  -------
purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such net reduction) from AnnTaylor during such Settlement Period, any amount owed by which the Purchase Price payable to AnnTaylor would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid by either (at the option of AnnTaylor, unless the Company will, absent such payment in cash, be unable to meet its obligations under the Receivables Financing Agreement on the next occurring Settlement Date, in which case AnnTaylor shall make a cash payment) a reduction in the principal amount of the Company Note (but not below zero) or by payment within two Business Days after the related Report Date in cash by AnnTaylor to the Company by deposit in the Funding Account of same day funds.

     3.5.    Reconveyance of  Receivables.    In the  event  that
             ----------------------------
AnnTaylor has paid to the Company the full Unpaid Balance of any Receivable pursuant to Section 3.3 or 3.4, the Company shall
                        ------------     ---
reconvey such Receivable to AnnTaylor, without representation or warranty, but free and clear of all liens created by the Company.

                            ARTICLE IV


                     CONDITIONS OF PURCHASES

     4.1.  Conditions Precedent to Initial Purchase.  The initial
           ----------------------------------------
purchase hereunder is subject to the condition precedent that the Company shall have received, on or before the Initial Closing Date, the following, each (unless otherwise indicated) dated the Initial Closing Date, and each in form, substance and date satis-factory to the Company:

           (a) A copy of the resolutions of the Board of Directors of AnnTaylor approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of AnnTaylor;

           (b) Good standing certificates for AnnTaylor issued as of a recent date by the Secretary of State of Delaware;

           (c) A certificate of the Secretary or Assistant Secretary of AnnTaylor certifying the names and true signatures of the officers authorized on Anntaylor's behalf to sign the Transaction Documents to be delivered by it (on which certificate the Company and Servicer (if other than AnnTaylor) may conclusively rely until such time as the Company and the Servicer shall receive from AnnTaylor a revised certificate meeting the requirements of this subsection (c));
     --------------

           (d) The certificate of incorporation of AnnTaylor, duly certified by the Secretary of State of Delaware as of a recent date, together with a copy of the by-laws of AnnTaylor, each duly certified by the Secretary or an Assistant Secretary of AnnTaylor;

           (e) Copies of the proper financing statements (Form UCC-1) that have been duly executed and name AnnTaylor as the assignor and the Company as the assignee (and Lender as assignee of the Company) of the Receivables generated by AnnTaylor or other, similar instruments or documents, as may be necessary or, in Servicer's or the Administrators's
     opinion,  desirable  under   the  UCC  of   all  appropriate
     jurisdictions or any comparable law of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership interest may be assigned to it hereunder;

           (f) A written search report from a Person satisfactory to Servicer and the Administrator listing all effective financing statements that name AnnTaylor as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (e),
                                                  --------------
     together with copies of such financing statements (none of which, except for those described in the foregoing subsection (f), shall cover any Receivable or any right
     ---------------
     related to any  Receivable that is of the  type described in
     Section 1.1) which  is to be sold to  the Company hereunder,
     -----------
     and tax and judgment lien search reports from a Person satisfactory to Servicer and the Administrator showing no evidence of such liens filed against AnnTaylor;

           (g)   A  favorable opinion  of  Skadden, Arps,  Slate,
     Meagher &  Flom,  counsel  to  AnnTaylor,  in  the  form  of
     Exhibit C   and   a  favorable   opinion  of   Jocelyn  F.L.
     ---------
     Barandiaran, in the form of Exhibit F;
                                 ---------

           (h) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Company's satisfaction;

           (i) The Company Note in favor of AnnTaylor, duly executed by the Company;

           (j) A certificate from an officer of AnnTaylor to the effect that Servicer and AnnTaylor have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO ANNTAYLOR FUNDING, INC. PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 27, 1994, AS AMENDED, BETWEEN ANNTAYLOR FUNDING, INC. AND ANNTAYLOR, INC.; AND A SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO CLIPPER RECEIVABLES CORPORATION, PURSUANT TO A RECEIVABLES FINANCING AGREEMENT, DATED AS OF JANUARY 27, 1994, AMONG ANNTAYLOR FUNDING, INC., ANNTAYLOR, INC., CLIPPER RECEIVABLES CORPORATION, STATE STREET BOSTON CAPITAL CORPORATION, AS THE ADMINISTRATOR, AND PNC BANK, NATIONAL ASSOCIATION, AS THE RELATIONSHIP BANK; and

           (k)  A  duly executed counterpart of  the Subscription
     Agreement from each party thereto.

     4.2.  Certification  as to  Representations and  Warranties.
           -----------------------------------------------------
AnnTaylor, by accepting the Purchase Price related to each purchase of Receivables (and Related Rights) generated by AnnTaylor, shall be deemed to have certified that the representations and warranties contained in Article V are true
                                              ---------
and correct on and as of such day, with the same effect as though made on and as of such day.

                            ARTICLE V

           REPRESENTATIONS AND WARRANTIES OF ANNTAYLOR

     In order to induce the  Company to enter into this Agreement and to  make purchases hereunder,  AnnTaylor, in its  capacity as seller under this Agreement, hereby makes the representations and warranties set forth in this Article V.
                             ---------

     5.1.   Organization and  Good Standing.   AnnTaylor has been
            -------------------------------
duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     5.2.   Due  Qualification.   AnnTaylor is  duly  licensed or
            ------------------
qualified to do business as a foreign corporation in good standing in all jurisdictions in which (a) the ownership or lease of its property or the conduct of its business requires such licensing or qualification and (b) the failure to be so licensed or qualified has not had and will not have a Seller Material Adverse Effect.

     5.3.  Power and Authority; Due Authorization.  AnnTaylor has
           --------------------------------------
(a) all necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party, as seller, and (ii) to generate, own, sell and assign Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale and assignment and the performance of such obligations by all necessary corporate action.

     5.4.    Valid Sale;  Binding  Obligations.    Each  sale  of
             ---------------------------------
Receivables and Related Rights made by AnnTaylor pursuant to this Agreement shall constitute a valid sale, transfer, and assignment thereof to the Company, enforceable against creditors of, and purchasers from, AnnTaylor; and this Agreement constitutes, and each other Transaction Document to be signed by AnnTaylor, as seller, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of AnnTaylor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     5.5.  No  Violation.  The  consummation of the  transactions
           -------------
contemplated by this Agreement and the other Transaction Documents to which AnnTaylor is a party as seller, and the fulfillment of the terms hereof or thereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (i) AnnTaylor's certificate of incorporation or by-laws, or (ii) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, except where such conflict, breach or default has not had and will not have a Seller Material Adverse Effect, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or
(c) violate any law or any order, rule, or regulation applicable to it of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumen-tality having jurisdiction over it or any of its properties, except where such violation has not had and will not have a Seller Material Adverse Effect.

     5.6.  Proceedings.  There  is no action, suit, proceeding or
           -----------
investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document to which AnnTaylor is a party as seller, (b) seeking to prevent the sale of Receivables to the Company or the consummation of any of the other transactions contemplated by any Transaction Document to which AnnTaylor is a party as seller, or
(c) seeking any determination or ruling that could reasonably be expected to have a Seller Material Adverse Effect.

     5.7.  Bulk  Sales Act.   No transaction contemplated  hereby
           ---------------
requires compliance with any bulk sales act or similar law.

     5.8.   Government Approvals.   Except for the filing  of the
            --------------------
UCC financing statements referred to in Article IV, all of which,
                                        ----------
at the time required in Article IV, shall have been duly made and
                        ----------
shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any govern-mental authority or regulatory body is required for AnnTaylor's due execution, delivery and performance of any Transaction Document to which it is a party, as seller.

     5.9.  Financial Condition.  On the date hereof AnnTaylor is,
           -------------------
and on the  date of each transfer  of a new  Receivable hereunder

(both before and after giving effect to such transfer), AnnTaylor shall be solvent.

     5.10.  Margin Regulations.  No use of  any funds acquired by
            ------------------
AnnTaylor under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

     5.11.  Quality of Title.
            ----------------

           (a) Each Receivable (together with the Related Security for such Receivable) which is to be sold to the Company hereunder is or shall be owned by AnnTaylor, free and clear of any Adverse Claim, except as provided herein and in the Receivables Financing Agreement. Whenever the Company makes a purchase hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim created by AnnTaylor) in all Receivables generated by AnnTaylor and all Collections related thereto, and in AnnTaylor's entire right, title and interest in and to the Related Security with respect thereto.

           (b) No effective financing statement or other instrument similar in effect covering any Receivable generated by AnnTaylor or any right related to any such Receivable that is of the type described in Section 1.1 is
                                                   -----------
     on file in any recording office except such as may be filed in favor of the Company or AnnTaylor, as the case may be, in accordance with this Agreement or in favor of the Lender in accordance with the Receivables Financing Agreement or in favor of Bank of America National Trust and Savings
     Association for which AnnTaylor has delivered executed partial releases (UCC-3 statements) on or prior to the Initial Closing Date.

     5.12.     Accuracy  of  Information.    No  factual  written
               -------------------------
information heretofore or contemporaneously furnished in writing (and prepared) by AnnTaylor, as seller, to the Company, the Lender or the Administrator for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and no other such factual written information hereafter furnished (and prepared) by AnnTaylor, as seller, to the Company, the Lender, or the Administrator pursuant to or in connection with any Transaction Document will be inaccurate in any material respect (in light of the circumstances under which such information was furnished and taken as a whole together with all other information previously furnished or then being furnished) as of the date it was furnished or (except as otherwise disclosed to the Company at or prior to such time) as of the date as of which such information is dated or certified.

No  information contained  in any  report  delivered pursuant  to
Section 6.2 or in any  Purchase Report shall contain any material
- -----------
misstatement of fact or omitted or will omit to state any material fact necessary to make such information not materially misleading on the date as of which such information is dated or certified.

     5.13.  Offices.  AnnTaylor's principal place of business and
            -------
chief executive office is located at the address set forth under AnnTaylor's signature hereto, and the offices where AnnTaylor keeps all its books, records and documents evidencing the Receivables, the related Contracts and all other agreements related to such Receivables are located at the addresses specified in Exhibit E (or at such other locations, notified to
             ----------
Servicer (if other than AnnTaylor) and the Administrator in accordance with Section 6.1(f), in jurisdictions where all action
                --------------
required by Section 7.3 has been taken and completed).
            -----------

     5.14.  Trade  Names.  Except as disclosed  on Schedule 5.15,
            ------------                           -------------
AnnTaylor does not use any trade name other than its actual corporate name. From and after the date that fell five (5) years before the date hereof, AnnTaylor has not been known by any legal name other than its corporate name as of the date hereof, nor has AnnTaylor been the subject of any merger or other corporate reorganization except as disclosed on Schedule 5.14.
                                      -------------

     5.15.   Taxes.   AnnTaylor  has  filed all  tax returns  and
             -----
reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

     5.16.   Compliance  with Applicable Laws.   AnnTaylor  is in
             --------------------------------
compliance, in all material respects, with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, Regulation Z, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws applicable to the Receivables and related Contracts), a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Seller Material Adverse Effect.

     5.17.  Reliance  on Separate Legal  Identity.  AnnTaylor  is
            -------------------------------------
aware that Lender, the Relationship Bank and the Administrator are entering into the Transaction Documents to which they are parties in reliance upon the Company's identity as a legal entity separate from AnnTaylor.

                            ARTICLE VI

                     COVENANTS OF ANNTAYLOR

     6.1.  Affirmative Covenants.  From the date hereof until the
           ---------------------
first day following the Purchase and Sale Termination Date, AnnTaylor will, unless the Company, the Administrator, and the Relationship Bank shall otherwise consent in writing:

           (a)    Compliance  with  Laws,  Etc.    Comply in  all
                  -----------------------------
     material respects with all applicable laws, rules, regulations and orders with respect to the Receivables generated by it and the Contracts and other agreements related thereto, except where such noncompliance has not had and will not have a Seller Material Adverse Effect.

           (b)   Preservation of  Corporate Existence.   Preserve
                 ------------------------------------
     and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Seller Material Adverse Effect.

           (c)   Receivables Review.   (i) At  any time  and from
                 ------------------
     time to time during regular business hours, upon reasonable notice and in a manner designed not to unreasonably disrupt the normal business operations of AnnTaylor, permit the Company, the Collateral Agent, the Administrator and the Relationship Bank or their respective agents or representatives, (A) to examine, to audit and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of AnnTaylor relating to the Receivables generated by it, including, without limitation, the Contracts and other agreements related thereto, and (B) to visit AnnTaylor's offices and properties for the purpose of examining such materials described in the foregoing clause (A) and discussing matters relating to the
                ----------
     Receivables generated by AnnTaylor or AnnTaylor's performance hereunder with any of the officers or employees of AnnTaylor having knowledge of such matters; and (ii) without limiting the provisions of clause (i) next above,
                                          ----------
     from time to time on request of Administrator or the Relationship Bank, permit certified public accountants or other auditors acceptable to the Administrator to conduct a review of its books and records; provided, however, that,
                                        --------   -------
     unless an Event  of Default has occurred  and is continuing,

     AnnTaylor shall not be obligated to pay for any such reviews, which together with reviews conducted pursuant to
     Section 7.01(c) of the Receivables Financing Agreement, are done more frequently than three times per year by internal auditors of the Administrator or the Relationship Bank (and such expenses shall be subject to Section 14.05(a) of the Receivables Financing Agreement).

           (d)     Keeping  of  Records  and  Books  of  Account.
                   ---------------------------------------------
     Maintain an ability to recreate records evidencing the Receivables generated by it in the event of the destruction of the originals thereof.

           (e)  Performance  and Compliance with Receivables  and
                -------------------------------------------------
     Contracts.   Timely and  fully perform  and comply  with all
     ---------
     provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to the Receivables.

           (f)  Location of Records.  Keep its principal place of
                -------------------
     business and chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in Exhibit E or, upon 30
                                          ----------
     days' prior written notice to the Company and the Administrator, at such other locations in jurisdictions where all action required by Section 7.3 shall have been
                                    -----------
     taken and completed.

           (g)   Credit and  Collection Policies.  Comply in  all
                 -------------------------------
     material respects with its Credit and Collection Policy in connection with the Receivables that it generates and all Contracts related thereto.

           (h)    Separate Corporate  Existence  of the  Company.
                  ----------------------------------------------
     Take such actions as shall be required in order that:

              (i) the Company's operating expenses (other than certain organization expenses and expenses incurred in connection with the preparation, negotiation and delivery of the Transaction Documents) will not be paid by AnnTaylor;

              (ii) the Company's books and records will be maintained separately from those of AnnTaylor;

              (iii) All financial statements of AnnTaylor that are consolidated to include the Company and are used other than for internal purposes by AnnTaylor or any Affiliate thereof will contain detailed notes clearly stating that (A) all of the Company's assets are owned by the Company, and (B) the Company is a separate corporate entity with creditors who have received security interests in the Company's assets;

              (iv) AnnTaylor will strictly observe corporate formalities in its dealing with the Company;

              (v) AnnTaylor shall not commingle its funds with any funds of the Company; provided that AnnTaylor and
                                      --------
           the Company acknowledge that some Obligors make their payments to AnnTaylor's stores or headquarters, which in-store collections are subject to the provisions of
           Section 7.2(a) hereof;
           --------------

              (vi) AnnTaylor will maintain arm's length relationships with the Company, and AnnTaylor will be compensated at market rates for any services it renders or otherwise furnishes to the Company; and

              (vii) AnnTaylor will not be, and will not hold itself out to be, responsible for the debts of the Company or the decisions or actions in respect of the daily business and affairs of the Company.

     6.2.   Reporting Requirements.   From the date  hereof until
            ----------------------
the first day following the Purchase and Sale Termination Date, AnnTaylor will, unless the Administrator and the Relationship Bank shall otherwise consent in writing, furnish to the Company, the Administrator, and the Relationship Bank:

           (a)   Proceedings.   As  soon as  possible and  in any
                 -----------
     event within three Business Days after AnnTaylor has knowledge thereof, written notice to the Company, the Administrator and the Relationship Bank of (i) all pending proceedings and investigations of the type described in
     Section 5.6 not  previously disclosed to the  Company and/or
     -----------
     the Administrator and (ii) all material adverse developments that have occurred with respect to any previously disclosed proceedings and investigations; and

           (b)  Other.   Promptly, from time to  time, such other
                -----
     information, documents, records or reports respecting the Receivables or AnnTaylor's performance as seller hereunder that the Company, the Administrator or the Relationship Bank may from time to time reasonably request in order to protect the interests of the Company, the Lender, the Administrator, the Relationship Bank, or any other Affected Party under or as contemplated by the Transaction Documents.

     6.3.   Negative Covenants.   From the date hereof  until the
            ------------------
date following the Purchase and Sale Termination Date, AnnTaylor agrees that, unless the Administrator, and the Relationship bank shall otherwise consent in writing, it shall not:

           (a)   Sales, Liens, Etc.  Except as otherwise provided
                 -----------------
     herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

           (b)  Change in Credit and Collection Policy.  Make any
                --------------------------------------
     change in the Credit and Collection Policy that would not be permitted under Section 7.04(c) of the Receivables Financing
     Agreement.

           (c)   Receivables Not  to be  Evidenced by  Promissory
                 ------------------------------------------------
     Notes.   Take any action  to cause or permit  any Receivable
     -----
     generated by it to become evidenced by any "instrument" (as defined in the applicable UCC), except as contemplated by
     Section 6.01(u) of the Receivables Financing Agreement.


                           ARTICLE VII

               ADDITIONAL RIGHTS AND OBLIGATIONS IN
                    RESPECT OF THE RECEIVABLES

     7.1.   Rights of the  Company.  AnnTaylor  hereby authorizes
            ----------------------
the Company and the Servicer (if other than AnnTaylor) or their respective designees to take any and all steps in AnnTaylor's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, endorsing AnnTaylor's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     7.2.  Responsibilities of AnnTaylor.  Anything herein to the
           -----------------------------
contrary notwithstanding:

           (a)    Collection  Procedures.    AnnTaylor agrees  to
                  ----------------------
     direct its respective Obligors in the billing statements to make payments of Receivables directly to a Lock-Box Account at a Lock-Box Bank. AnnTaylor further agrees to transfer any Collections that it receives (including, without limitation, in-store and headquarters payments) directly to Servicer (for deposit to the Funding Account) within two Business Days of receipt thereof, and agrees that all such

     Collections shall be deemed to be received in trust for the Company; provided that, to the extent permitted pursuant to
               --------
     Section  3.2, AnnTaylor  may retain  such  Collections as  a
     ------------
     portion of the Purchase Price then payable or apply such Collections to the reduction of the outstanding balance of the Company Note. AnnTaylor agrees to pay all Deemed Collections payable pursuant to Section 3.3 or 3.4; provided
                                     -----------    ---
     that, notwithstanding anything to the contrary set forth therein, if requested by the Administrator or the Relationship Bank during the continuance of an Event of Default, AnnTaylor shall pay such Deemed Collections to the Servicer for deposit to the Lock-Box Account on the second Business Day following the day on which they arise.

           (b)     AnnTaylor   shall   perform  its   obligations
     hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve AnnTaylor from such obligations.

           (c) AnnTaylor hereby grants to Servicer (if other than AnnTaylor) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of AnnTaylor all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by AnnTaylor or transmitted or received by the Company (whether or not from AnnTaylor) in connection with any Receivable.

     7.3.  Further Action Evidencing Purchases.  AnnTaylor agrees
           -----------------------------------
that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company may reasonably request in order to perfect, protect or more fully evidence the Receivables (and the Related Rights) purchased by the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Company, AnnTaylor will:

           (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

           (b)  mark  the summary master control  data processing
     records with the legend set forth in Section 4.1(j).
                                          --------------

AnnTaylor hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables (and the Related Rights) now existing or hereafter generated by AnnTaylor. If AnnTaylor fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by AnnTaylor as provided in
Section 9.6.
- -----------

     7.4.  Application of Collections.  Any payment by an Obligor
           --------------------------
in respect of any indebtedness owed by it to AnnTaylor in respect of any Contract shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied first, as a Collection of any Finance Charge Receivable or
- -----
Receivables of such Obligor, in the order of the age of such Finance Charge Receivables, starting with the oldest of such
Finance  Charge Receivables,  second, to  the  collection of  any
                              ------
Principal Receivable or Receivables then outstanding of such Obligor in the order of the age of such Principal Receivables, starting with the oldest of such Principal Receivables, and third, to any other indebtedness of such Obligor.
- -----


                           ARTICLE VIII

                         INDEMNIFICATION

     8.1.   Indemnities by AnnTaylor.  Without limiting any other
            ------------------------
rights which the Company may have hereunder or under applicable law, AnnTaylor hereby agrees to indemnify the Company and each of its assigns, officers, directors, employees and agents (each of the foregoing Persons being individually called a "Purchase and
                                                     ------------
Sale Indemnified Party"),  forthwith on demand, from  and against
- ----------------------
any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and Sale Indemnified Amounts") awarded against or
 ----------------------------------------
incurred by any of them arising out of or as a result of the following:

           (a) the transfer by AnnTaylor of an interest in any Receivable or Related Right to any Person other than the Company;

           (b) without duplication of amounts paid as Deemed Collections, the breach of any representation or warranty made by AnnTaylor under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by AnnTaylor pursuant hereto or thereto which shall have been false or incorrect in any material respect when made or deemed made;

           (c) the failure by AnnTaylor to comply with any applicable law, rule or regulation with respect to any Receivable generated by AnnTaylor or the related Contract, or the nonconformity of any Receivable generated by AnnTaylor or the related Contract with any such applicable law, rule or regulation;

           (d) the failure to vest and maintain vested in the Company an ownership interest in the Receivables generated by AnnTaylor free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of the Company, whether existing at the time of the purchase of such Receivables or at any time thereafter;

           (e) the failure of AnnTaylor to file with respect to itself, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by AnnTaylor, whether at the time of any purchase or at any subsequent time;

           (f) without duplication of amounts paid as Deemed Collections, any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by AnnTaylor (including, without limitation, a defense based on such Receivables or the related Contracts not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services;

           (g) any product liability claim arising out of or in connection with services that are the subject of any Receivable generated by AnnTaylor; and

           (h) any tax or governmental fee or charge (other than any tax excluded pursuant to clause (iii) in the proviso to
                                   ------------
     the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by AnnTaylor or any Related Right connected with any such Receivables;

excluding,  however, (i) Purchase and Sale Indemnified Amounts to
- ---------   -------
the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables to AnnTaylor (except as otherwise specifically provided under this Section 8.1) and (iii) any tax based upon or
                    ------------
measured by net income.

     If for any reason the indemnification provided above in this
Section 8.1  is unavailable  to a  Purchase and  Sale Indemnified
- -----------
Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then AnnTaylor shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.


                            ARTICLE IX

                          MISCELLANEOUS

     9.1.  Amendments, etc.
           ---------------

           (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by AnnTaylor, the Company, the Administrator, the Relationship Bank and the Servicer (if other than AnnTaylor).

           (b)  No  failure or delay on the part  of the Company,
     Servicer, AnnTaylor or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, Servicer, or AnnTaylor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     9.2.  Notices,  etc.  All  notices and other  communications
           -------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     9.3.   No Waiver; Cumulative  Remedies.  The remedies herein
            -------------------------------
provided are cumulative and not exclusive of any remedies provided by law.

     9.4.  Binding  Effect; Assignability.  This  Agreement shall
           ------------------------------
be binding upon and inure to the benefit of the Company, AnnTaylor and its respective successors and permitted assigns.
AnnTaylor may not assign its rights hereunder or any interest herein without the prior consent of the Company, the Administrator and the Relationship Bank. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Purchase and Sale Termination Date on which AnnTaylor has received payment in full for all Receivables and Related Rights conveyed pursuant to
Section 1.1 hereof.  The rights and  remedies with respect to any
- -----------
breach of any representation and warranty made by AnnTaylor pursuant to Article V and the indemnification and payment
               ---------
provisions  of Article VIII  and Section 9.6 shall  be continuing
               ------------      -----------
and shall survive any termination of this Agreement.

     9.5.  Governing  Law.  THIS AGREEMENT SHALL  BE GOVERNED BY,
           --------------
AND CONSTRUED IN  ACCORDANCE WITH, THE  LAWS OF THE STATE  OF NEW
YORK.

     9.6.    Costs, Expenses  and  Taxes.    In addition  to  the
             ---------------------------
obligations  of AnnTaylor under  Article VIII and  subject to any
                                 ------------
limitations agreed to in writing by any Affected Party prior to the date hereof, AnnTaylor agrees to pay on demand:

           (a) all reasonable costs and expenses in connection with the enforcement of this Agreement and the other
     Transaction Documents executed by AnnTaylor as seller; and

           (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     9.7.  Submission to Jurisdiction.   EACH PARTY HERETO HEREBY
           --------------------------
IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION

DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY
EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2;
                                                    ------------
AND (e) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION
                                                          -------
10.7 SHALL AFFECT  THE COMPANY'S RIGHT TO SERVE  LEGAL PROCESS IN
- ----
ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANNTAYLOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

     9.8.   Waiver of  Jury Trial.   EACH PARTY  HERETO EXPRESSLY
            ---------------------
WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     9.9.    Captions  and  Cross  References;  Incorporation  by
             ----------------------------------------------------
Reference.   The various captions (including, without limitation,
- ---------
the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     9.10.  Execution  in Counterparts.   This  Agreement may  be
            --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     9.11.   Acknowledgment and  Agreement.  By  execution below,
             -----------------------------
AnnTaylor expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement shall be assigned by the Company to the Lender pursuant to the Receivables Financing Agreement, and AnnTaylor consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrator, the Lender, and the Relationship Bank are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which AnnTaylor is a party as seller.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         ANNTAYLOR FUNDING INC.


                         By
                           --------------------------------
                           Title:  Vice President

                         414 Chapel Street
                         New Haven, CT  06511
                         Attention: Bert A. Tieben
                         Vice President
                         Facsimile: (203) 865-0811


                         ANNTAYLOR, INC.


                         By________________________________
                           Title:  Senior Vice President

                         142 West 57th Street
                         New York, NY  10019
                         Attention:  Jocelyn Barandiaran, Esq.
                         Vice President/Secretary and General Counsel
                         Facsimile: (212) 541-3299

                         With a copy to:
                         AnnTaylor, Inc.
                         414 Chapel Street
                         New Haven, CT  06511

                         Facsimile:  (203) 865-2756
                         Attention:  Walter Parks
                         Vice President/Financial Reporting

                                                         Exhibit A

                     ANNTAYLOR FUNDING, INC.
                RECEIVABLES REPORT AS OF 12/24/93
                            FOR Dec-93

Portfolio Information

     I.  Outstanding Principal                       $________

    II.  Beginning Receivables Balance               $________

   III.  New Receivables to add                      $________

    IV.  Collections to deduct                       $________

     V.  Defaulted Receivables to deduct             $________

    VI.  +/-Other Adjustments                        $________

   VII.  Delinquent Receivables to deduct            $________

  VIII.  Other Ineligible Receivables to deduct      $________

         (Not including Defaulted Receivables)

    IX.  Aging Schedule

Current    Age 1 Age 2 Age 3 Age 4 Age 5  Age 6 Age 7+

                                             EXHIBIT B
                                                 to
                                      Purchase and Sale Agreement



                   SUBORDINATED PROMISSORY NOTE
                         (NON-NEGOTIABLE
                          COMPANY NOTE)

                                               New York, New York
                                                 January   , 1994
                                                         --


     FOR VALUE RECEIVED, the undersigned, ANNTAYLOR FUNDING, INC., a Delaware corporation ( the "Company"), promises to pay to
                                    -------
ANNTAYLOR, INC., a Delaware corporation ("AnnTaylor"), on the
                                          ---------
terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the sum of (i) the aggregate unpaid Purchase Price of all Receivables purchased by the Company from AnnTaylor pursuant to such Purchase and Sale Agreement, as such unpaid Purchase Price is shown in the records of Servicer plus (ii) any capitalized interest pursuant to
            ----
Section 4 hereof as shown on the records of AnnTaylor.
- ---------

     1.   Purchase and Sale Agreement.  This promissory note
          ---------------------------
(this "Company Note") is the Company Note described in, and is
       ------------
subject to the terms and conditions set forth in, that certain Purchase and Sale Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the "Purchase and Sale Agreement"), between AnnTaylor and the
 ---------------------------
Company. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of AnnTaylor and the Company.

     2.   Definitions.  Capitalized terms used (but not defined)
          -----------
herein have the meanings assigned thereto in Appendix A to the
                                             ----------
Receivables Financing Agreement dated as of even date herewith among AnnTaylor, as Servicer, the Company, Clipper Receivables Corporation, as Lender, State Street Boston Capital Corporation, as Administrator, and PNC Bank, National Association, as Relationship Bank (as may be amended or otherwise modified from time to time, the "Receivables Financing Agreement"). In
                   -------------------------------
addition, as used herein, the following terms have the following meanings:

          "Bankruptcy Proceedings" has the meaning set forth
           ----------------------
     in clause (b) of paragraph 9 hereof.
        ----------    -----------

          "Final Maturity Date" means the second Business Day
           -------------------
     after a demand for payment has been made by AnnTaylor, but in no event earlier than the Settlement Date immediately following the date on which one hundred twenty one (121) days have elapsed since the date the Senior Interests have been paid in full.

          "Interest Period" means the period from and
           ---------------
     including a Report Date (or, in the case of the first
     Interest Period, the date hereof) to but excluding the next Report Date.

          "Senior Interests" means, collectively, (i) the
           ----------------
     aggregate unpaid principal amount of the Loans, (ii) accrued interest on the aggregate unpaid principal amount of the Loans, (iii) all fees payable pursuant to the Receivables Financing Agreement, (iv) any Indemnified Amounts, (v) unpaid Servicer's Fees, provided that AnnTaylor is not the Servicer, and (vi)
     --------
     all other obligations of the Company that are due and payable to any Affected Party, together with all interest accruing on any such amounts after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company or anyone else, to collect such interest.

          "Senior Interest Holders" means, collectively, the
           -----------------------
     Lender, the Administrator, the Relationship Bank, the other Affected Parties and the Indemnified Parties.

          "Subordination Provisions" means, collectively,
           ------------------------
     clauses (a) through (l) of paragraph 9 hereof.
     -----------         ---    -----------

     3.   Interest.  Subject to the Subordination Provisions set
          --------
forth below, the Company promises to pay interest on this Company
Note as follows:

          (a)  Prior to the Final Maturity Date, the
     aggregate unpaid Purchase Price from time to time
     outstanding during any Interest Period shall bear
     interest at a rate per annum equal to the Alternate Base
                        --- -----
     Rate plus 3% as in effect from time to time as determined by Servicer; and

          (b) From (and including) the Final Maturity Date to (but excluding) the date on which the entire aggregate unpaid Purchase Price is fully paid, the aggregate unpaid Purchase Price from time to time outstanding shall bear interest at a rate per annum
                                               --- -----
     equal to the Alternate Base Rate as in effect from time to time, plus 5%, as determined by Servicer.

     4.   Interest Payment Dates.  Subject to the
          ----------------------
Subordination Provisions set forth below, the Company shall pay accrued interest on this Company Note on each Settlement Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Settlement Date at the time of such principal payment; provided, however, that unless AnnTaylor instructs the
- --------  -------
Company otherwise, such interest may be paid by means of an increase in the amount of the unpaid principal amount hereof by an amount equal to the interest being so paid.

     5.   Basis of Computation.  Interest accrued hereunder
          --------------------
shall be computed for the actual number of days elapsed on the basis of a 365- or 366-day year.

     6.   Principal Payment Dates.  Subject to the
          -----------------------
Subordination Provisions set forth below, payments of the principal amount of this Company Note shall be made as follows:

          (a)  The principal amount of this Company Note
     shall be reduced from time to time pursuant to
     Sections 3.2,  3.3, 3.4 and 7.2 of the Purchase and Sale
     -------------- ---  ---     ---
     Agreement; and

          (b) The entire remaining unpaid Purchase Price of all Receivables purchased by the Company from AnnTaylor pursuant to the Purchase and Sale Agreement shall be paid on the Final Maturity Date.

Subject to the Subordination Provisions set forth below, the principal amount of and accrued interest on this Company Note may be prepaid on any Business Day without premium or penalty.

     7.   Payments.  All payments of principal and interest
          --------
hereunder are to be made in lawful money of the United States of America.

     8.   Enforcement Expenses.  In addition to and not in
          --------------------
limitation of the foregoing, but subject to the Subordination Provisions set forth below and to any limitation imposed by applicable law, the Company agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by AnnTaylor in seeking to collect any amounts payable hereunder which are not paid when due.

     9.   Subordination Provisions.  The Company covenants
          ------------------------
and agrees, and AnnTaylor, by its acceptance of this Company Note, likewise covenants and agrees on behalf of itself and any holder of this Company Note, that the payment of the principal amount of and interest on this Company Note is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this paragraph 9:
- -----------

          (a)  No payment or other distribution of the
     Company's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Company Note except to the extent such payment or other distribution is permitted under the Purchase and Sale Agreement and Section 3.01
                                               ------------
     of the Receivables Financing Agreement;

          (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company (such proceedings being herein collectively called "Bankruptcy Proceedings"), the
                          ----------------------
     Senior Interests shall first be paid and performed in full and in cash before AnnTaylor shall be entitled to receive and to retain any payment or distribution in respect of this Company Note. In order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of this Company Note to which AnnTaylor would be entitled except for this clause
                                                       ------
     (b) shall be made directly to the Administrator (for the
     ---
     benefit of the Senior Interest Holders); (ii) AnnTaylor shall promptly file a claim or claims, in the form required in any Bankruptcy Proceedings, for the full outstanding amount of this Company Note, and shall use commercially reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Administrator (for the benefit of the Senior Interest Holders) until the Senior Interests shall have been paid and performed in full and in cash; and (iii) AnnTaylor hereby irrevocably agrees that the Administrator, in the name of AnnTaylor or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of AnnTaylor relating to this Company Note, in each case until the Senior Interests shall have been paid and performed in full and in cash;

          (c) In the event that AnnTaylor receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever, in respect of this Company Note, other than as expressly permitted by the terms of this Company Note, such payment or other distribution shall be received for the sole benefit of the Senior Interest Holders and shall be turned over by AnnTaylor to the Administrator (for the benefit of the Senior Interest Holders) forthwith. AnnTaylor will mark its books and records so as clearly to indicate that this Company Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Administrator in respect of this Company Note, to the extent received in or converted into cash, may be applied by the Administrator (for the benefit of the Senior Interest Holders) first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon this Company Note, and any balance thereof shall, solely as between AnnTaylor and the Senior Interest Holders, be applied by the Administrator toward the payment of the Senior Interests; but as between the Company and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests;

          (d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Company Note, while any Bankruptcy Proceedings are pending AnnTaylor shall not be subrogated to the then existing rights of the Senior Interest Holders in respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash;

          (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of AnnTaylor, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Company
     Note is intended to or shall impair, as between the Company, its creditors (other than the Senior Interest Holders) and AnnTaylor, the Company's obligation, which is unconditional and absolute, to pay AnnTaylor the principal of and interest on this Company Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of AnnTaylor and creditors of the Company (other than the Senior Interest Holders);

          (f)  AnnTaylor shall not, until the Senior
     Interests have been paid and performed in full and in cash, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than the Senior Interests, this Company Note or any rights in respect hereof (except as set forth in Section 12 hereof) or
                                    ----------
     (ii) convert this Company Note into an equity interest in the Company, unless AnnTaylor shall have received the prior written consent of the Administrator and the Relationship Bank in each case;

          (g) AnnTaylor shall not, without the advance written consent of the Administrator and the Relationship Bank, commence, or join with any other
     Person in commencing, any Bankruptcy Proceedings with respect to the Company until at least one year and one day shall have passed since the Senior Interests shall have been paid and performed in full and in cash;

          (h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;

          (i) Without affecting the rights and restrictions set forth in the Transaction Documents, each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to AnnTaylor, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property;

          (j)  AnnTaylor hereby waives:  (i) notice of
     acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor;

          (k) Each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Transaction Documents to which such Persons are party, but without notice to AnnTaylor, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Interests or of any interest of such assignee or transferee in the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor; and

          (l) These Subordination Provisions constitute a continuing offer from the holder of this Company Note to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Administrator or the Lender may proceed to enforce such provisions on behalf of each of such Persons.

     10.  General.  No failure or delay on the part of
          -------
AnnTaylor in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Company Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and AnnTaylor and (ii) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

     12.  No Negotiation.  This Company Note is not
          --------------
negotiable; provided, AnnTaylor may pledge this Company Note
            --------
to the agent for the benefit of the lenders under the AnnTaylor Credit Agreement.

     13.  Governing Law.  THIS PROMISSORY NOTE SHALL BE
          -------------
DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS
OF THE STATE OF NEW YORK.

     14.  Captions.  Paragraph captions used in this Company
          --------
Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Company
Note.


                              ANNTAYLOR FUNDING, INC.



                              By:___________________________

                              Title:________________________

                              Pay to the order of Bank of
                              America National Trust and
                              Savings Association, as Agent


                              ANNTAYLOR, INC.



                              By:___________________________
                              Title:  Senior Vice President

                                                         Exhibit C



                              January 27, 1994



The Persons Listed on
Schedule I Hereto

          Re:  Receivables Facility of
               AnnTaylor, Inc. and
               AnnTaylor Funding, Inc.
               -----------------------

Ladies and Gentlemen:

          We have acted as special counsel to AnnTaylor
Funding, Inc., a Delaware corporation (the "Company"), and AnnTaylor, Inc., a Delaware corporation ("AnnTaylor", and together with the Company, the "Credit Parties") in connection with the preparation, execution and delivery of (i) the Purchase and Sale Agreement dated as of January 27, 1994 (the "Purchase Agreement") between the
Company, as purchaser and AnnTaylor, as seller, (ii) the Receivables Financing Agreement, dated as of January 27,
1994 (the "Receivables Financing Agreement"), among the
Company, Clipper Receivables Corporation (the "Lender"),
AnnTaylor, as Servicer, State Street Boston Capital
Corporation (the "Administrator"), and PNC Bank, National
Association (the "Relationship Bank"), and (iii) certain other agreements, instruments and documents related to the Purchase Agreement and the Receivables Financing
Agreement.  This opinion is being delivered pursuant to
Section 4.1(h) of the Purchase Agreement and Section
5.01(h)(i) of the Receivables Financing Agreement. Capi-talized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivables Financing Agreement.

          In our examination we have assumed the genuine-ness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, certified or photostatic copies, and the au-thenticity of the originals of such copies. As to any facts material to this opinion which we did not indepen-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 2

dently establish or verify, we have relied upon state-ments and representations of the Credit Parties and their respective officers and other representatives and of public officials, including the facts set forth in the Company's Certificate and AnnTaylor's Certificate, each as described below.

          In rendering opinions set forth herein, we have examined and relied on originals or copies of the follow-ing:
               (a)  the Receivables Financing Agreement;

               (b)  the Purchase Agreement;

               (c)  the Spread Account Agreement;

               (d)  the Note;

               (e)  the Company Note (as defined in the
Purchase Agreement);

               (f)  the Fee Letter;

               (g)  the certificate of the Company exe-
cuted by an officer of the Company dated the date hereof, a copy of which is attached as Exhibit A hereto (the
"Company's Certificate");

               (h)  the certificate of AnnTaylor executed
by an officer of AnnTaylor, dated the date hereof, a copy of which is attached as Exhibit B hereto ("AnnTaylor's
Certificate");

               (i)  the Certificate of Incorporation and
By-laws of each of the Credit Parties;

               (j)  certain resolutions of the Board of
Directors of the Company adopted by unanimous written consent on January 24, 1994;

               (k)  certain resolutions of the Board of
Directors of AnnTaylor adopted on January 19, 1994;

The Persons listed on
Schedule I hereto
January 27, 1994
Page 3

               (l)  signed, unfiled copies of financing
statements under the Uniform Commercial Code as in effect in the State of New York, naming (i) AnnTaylor as the debtor, the Company as secured party and the Lender as the assignee and (ii) the Company as debtor and the Lender as the secured party, which we understand and have assumed in each case will be filed within ten days of the assignment of Pool Receivables from AnnTaylor to the Company and the transfer of the security interest therein from the Company to the Lender in the offices of the Secretary of State of the State of New York and the City
Register of New York County, New York (the "Filing Offic-es") (such financing statements, the "Financing State-ments");

               (m)  search reports provided by Lexis
Document Services, (i) dated January 25, 1994 and cover-ing the period through December 17, 1993 listing financ-ing statements that name AnnTaylor as debtor and that are filed in the Secretary of State of the State of New York and (ii) dated January 24, 1994, and covering the period through December 17, 1993, listing financing statements that name the Company as debtor and that are filed in the Secretary of State of the State of New York, together with copies of such financing statements, a summary of which search reports are attached as Exhibit C hereto
(the "Search Reports");

               (n)  a certificate from the Secretary of
State of the State of Delaware as to the good standing of the Company in such jurisdiction; and

               (o)  such other documents as we have
deemed necessary or appropriate as a basis for the opin-ions set forth below.

          Unless otherwise indicated, references in this opinion to the "New York UCC" shall mean the Uniform Com-mercial Code as in effect on the date hereof in the State of New York. The documents listed in paragraphs (a) through (f) above shall hereinafter be referred to col-lectively as the "Documents."

The Persons listed on
Schedule I hereto
January 27, 1994
Page 4

          Members of our firm are admitted to the bar of the State of New York. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the General Corporation Law of the State of Delaware (the "DGCL"), and (iii) the federal laws of the United States of America to the extent spe-cifically referred to herein.

          The opinions set forth below are subject to the following qualifications:

                    (i)  enforcement of each of the
     Documents and of any interests created thereby may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforce-ment is sought in equity or at law);

                    (ii)  certain of the remedial provi-
     sions with respect to the security including waivers with respect to the exercise of remedies against the collateral contained in each of the Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Documents, each taken as a whole, and, subject to the other qualifications and exceptions contained in this opinion, each of the Documents, each taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security created thereby;

                    (iii)  we express no opinion as to
     any provision with respect to governing law to the extent that it purports to affect the choice of law governing perfection and the effect of perfection and non-perfection of the security interests.

                    (iv)  enforcement of the Documents
     may be subject to the terms of instruments, leases, contracts or other agreements between the Credit
     Parties and the other parties to such agreements,

The Persons listed on
Schedule I hereto
January 27, 1994
Page 5

     the rights of such other parties and any claims or defenses of such other parties against the Credit
     Parties arising under or outside such instruments, leases or contracts or other agreements; and

                    (v)  we express no opinion as to the
     enforceability of any rights to contribution or indemnification provided for in the Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

          We have assumed for the purpose of the opinions set forth herein that the assignment from AnnTaylor to the Company pursuant to the Purchase Agreement consti-tutes the sale of (and not a lien upon) the assets pur-ported to be conveyed thereby. We call to your attention that we have delivered an opinion to you on even date herewith with respect to the characterization of such assignment in the event that AnnTaylor were to become a debtor under the United States Bankruptcy Code, 11 U.S.C.
Sec. 101 et. seq. (the "Bankruptcy Code").

          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1. The Company has been incorporated and is validly existing and is in good standing under the laws of the State of Delaware.

          2. Each of the Credit Parties has the corpo-rate power and corporate authority to execute, deliver and perform all of its obligations under each of the Documents to which it is a party. The execution and delivery by each of the Credit Parties of each of the Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of each such Credit Party. Each of the Documents has been duly executed and delivered by each Credit Party which is a party thereto.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 6

          3.   Each of the Documents constitutes the
valid and binding obligation of each Credit Party that is a party thereto enforceable against such Credit Party in accordance with its terms.

          4. The execution and delivery by each of the Credit Parties of each of the Documents to which it is a party and the performance by each such Credit Party of its obligations under each such Document, each in accor-dance with its terms, do not (i) conflict with the Cer-tificate of Incorporation or By-laws of such Credit
Party, (ii) constitute a violation of or a default under any Applicable Contract (as hereinafter defined) or (iii) cause the creation of any security interest or lien
(other than the liens granted under, created by or per-mitted by the Documents) upon any of the property of such Credit Party pursuant to any Applicable Contracts. We do not express any opinion, however, as to whether the execution, delivery or performance by any Credit Party of any Document to which it is a party will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of such Credit Party or the effect of any such violation or default on the opinions expressed herein.
For purposes of this paragraph 4, "Applicable Contracts" means those agreements or instruments set forth on Sched-ule I to the Company's Certificate with respect to the Company and on Schedule I to AnnTaylor's Certificate with respect to AnnTaylor and which have been identified to us as all the agreements and instruments (other than the Documents) which are material to the business or finan-cial condition of the Company and AnnTaylor respectively.

          5. Neither the execution, delivery or perfor-mance by any Credit Party of any of the Documents to which it is a party nor the compliance by such Credit
Party with the terms and provisions thereof will contra-vene any provision of any Applicable Law (as hereinafter defined). For purposes of this paragraph 5 and para-graph 6, "Applicable Laws" means the DGCL and those laws, rules and regulations of the State of New York and of the

The Persons listed on
Schedule I hereto
January 27, 1994
Page 7

United States of America (including, without limitation,
Regulations G, U and X of the Federal Reserve Board) which, in our experience, are normally applicable to transactions of the type contemplated by the Documents and are not the subject of a specific opinion herein referring expressly to a particular law or laws.

          6. No Governmental Approval (as hereinafter defined) which has not been obtained or taken and is not in full force and effect is required to authorize or is required in connection with the execution, delivery or performance of any of the Documents by any Credit Party except the filing of the Financing Statements in the Filing Offices, the filing of financing statements in the State of Connecticut and the filing of partial releases
(UCC-3 statements) with respect to security interests of the Bank of America National Trust and Savings Associa-tion, as agent (the "Bank of America Release State-ments"). For the purposes of this paragraph 6, the term
"Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authori-ty pursuant to Applicable Laws, and for the purposes of this paragraph 6 and paragraph 7, the term "Governmental
Authority" means any federal, New York or, to the extent relating to the DGCL, Delaware executive, legislative, judicial, administrative or regulatory body.

          7. Neither the execution, delivery or perfor-mance by any Credit Party of its obligations under the Documents to which it is a party nor compliance by such Credit Party with the terms thereof will contravene any Applicable Order (as hereinafter defined) against such Credit Party. For purposes of this paragraph 7, the term
"Applicable Orders" means those orders or decrees of Governmental Authorities identified on Schedule II to the Company's Certificate with respect to the Company and on
Schedule II to AnnTaylor's Certificate with respect to AnnTaylor.

          8. The provisions of the Purchase Agreement are effective to create, in favor of the Company, a valid

The Persons listed on
Schedule I hereto
January 27, 1994
Page 8

security interest (as such term is defined in Section 1-
201 of the New York UCC) in that portion of the Pool
Receivables of AnnTaylor constituting accounts (as such term is defined in Section 9-106 of the New York UCC)
(the "Accounts Property"), and the proceeds thereof. We call to your attention that the term security interest as defined in Section 1-201 of the New York UCC includes the sale of accounts. We express no opinion with respect to the nature or extent of the obligations being secured by the security interest granted to the Company.

          9.   While there is no case law precisely on
point and the issue is not free from doubt, based upon
our review of relevant case law authority in New York,
including Stathos v. Murphy, 26 App. Div. 2d 500, 276
          -----------------
N.Y. Supp. 2d 727, aff'd 19 N.Y.2d 883, 281 N.Y. Supp. 2d
81 (1967), and the principles set forth in Restatement of
                                           --------------
Contracts 2d (1981), the provisions of the Purchase
- ------------
Agreement are effective to create, in favor of the Compa-ny, a valid interest under the common law of the State of New York in that portion (if any) of the Pool Receivables of AnnTaylor constituting general intangibles (as such term is defined in Section 9-106 of the New York UCC)
(the "General Intangibles Property," and together with the Accounts Property, the "Receivables Property") that is enforceable against subsequent creditors of or pur-chasers from AnnTaylor. We note, however, that unless the Obligor in respect of a Pool Receivable has received notice of such sale, bona fide payments made by such Obligor to AnnTaylor or to a subsequent assignee of such Pool Receivable as to which the Obligor has received notice of such assignment will discharge such Obligor's obligations to the extent of such payment, and such payment will be recoverable only from AnnTaylor or such assignee.

          The opinions expressed in paragraphs 8 and 9 are subject to the following qualifications:

               (a)  we have assumed that the Receivables
Property exists and that AnnTaylor has sufficient rights in the Receivables Property for the interest of the

The Persons listed on
Schedule I hereto
January 27, 1994
Page 9

Company to attach, and we express no opinion as to the nature or extent of any of AnnTaylor's rights in or title to any Receivables Property;

               (b)  we call to your attention that Sec-
tion 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commence-ment of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

               (c)  we call to your attention that the
security interest of the Company in proceeds of the Accounts Property is limited to the extent set forth in
Section 9-306 of the New York UCC and to property of a type subject to the New York UCC;

               (d)  we have assumed that there are no
agreements between AnnTaylor and any account debtor prohibiting, restricting or conditioning the assignment of any portion of the Receivables Property;

               (e)  we call to your attention that the
interest of the Company in the Receivables Property may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

               (f)  we express no opinion regarding the
interest of the Company in any of the Receivables Proper-ty consisting of claims against any government or gov-ernmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof); and

               (g)  in the case of any account or general
intangible which is itself secured by other property, we express no opinion with respect to the rights of the Company in and to such underlying property.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 10

          10. The provisions of the Receivables Financ-ing Agreement are effective to create, in favor of the Lender, as security for the obligations of the Company described in Section 9.01 thereof, a valid security interest in that portion of the Pool Receivables consti-tuting accounts or general intangibles (as each such term is defined in Section 9-106 of the New York UCC) (the
"Receivables Collateral"), and the proceeds thereof.

          The opinions expressed in paragraph 10 are sub-ject to the qualifications to opinion paragraphs 8 and 9 set forth above and to the following qualifications:

               (a)  we have assumed that the Receivables
Collateral exists and the Company has sufficient rights in the Receivables Collateral for the security interest of the Lender to attach, and, except to the extent set forth in opinion paragraphs 8 and 9 above, we express no opinion as to the nature or extent of the Company's rights in or title to any Receivables Collateral;

               (b)  we call to your attention that Sec-
tion 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commence-ment of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

               (c)  we call to your attention that the
security interest of the Lender in proceeds is limited to the extent set forth in Section 9-306 of the New York UCC and to property of a type subject to the New York UCC;

               (d)  we call to your attention that the
security interest of the Lender may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

               (e)  we express no opinion regarding the
security interest of the Lender in any of the Receivables
Collateral consisting of claims against any government or

The Persons listed on
Schedule I hereto
January 27, 1994
Page 11

governmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof); and

               (f)  in the case of any account or general
intangible which is itself secured by other property, we express no opinion with respect to the rights of the Lender in and to such underlying property.

          11. The Financing Statements are in appropri-ate form for filing in each of the Filing Offices under the New York UCC.

          12.  The security interest in favor of the
Company in the Accounts Property described in the Financ-ing Statements naming AnnTaylor as debtor (the "Article 9
Filing Property") will be perfected upon the filing of such Financing Statements in the respective Filing Offic-es, and no other security interest of any other transfer-ee of AnnTaylor is equal or prior to the security inter-est of the Company in such Article 9 Filing Property.

          13.  If the chief executive office of the
Company is located in the State of New York for the purposes of the New York UCC, the security interest in favor of the Lender in the Receivables Collateral de-scribed in the Financing Statements naming the Company as debtor (the "Article 9 Filing Collateral") will be per-fected upon the filing of such Financing Statements in the respective Filing Offices, and no other security interest of any other transferee from the Company is equal or prior to the security interest of the Lender in such Article 9 Filing Collateral.

          The opinions expressed in paragraphs 11, 12 and 13 are subject to the qualifications to opinion para-graphs 8, 9 and 10 set forth above and to the following qualifications:

          (a)  we have assumed based upon AnnTaylor's
Certificate that, for the purposes of the New York UCC,

The Persons listed on
Schedule I hereto
January 27, 1994
Page 12

the chief executive office of AnnTaylor as of the date of filing of the Financing Statements is located in New York
County in the State of New York;

          (b)  we have assumed based upon the Company's
Certificate that, for the purposes of the New York UCC, the chief executive office of the Company as of the date of filing of the Financing Statements is located either in New York County in the State of New York or in the State of Connecticut, and we express no opinion with respect to the perfection or priority of the security interest of the Lender in the Receivables Collateral to the extent that the chief executive office of the Company is located in the State of Connecticut;

          (c) we call to your attention that the perfec-tion and the effect of perfection and nonperfection of the security interest of the Company in the Article 9
Filing Property and the security interest of the Lender in the Article 9 Filing Collateral may be governed by laws other than those of the New York UCC to the extent that the chief executive office of either AnnTaylor or the Company respectively is or becomes located in a jurisdiction other than New York;

          (d)  we call to your attention that (i) the
perfection of the security interest of the Company as to the Article 9 Filing Property and the Lender as to the
Article 9 Filing Collateral will be terminated as to any such property acquired by AnnTaylor or the Company re-spectively more than four months after AnnTaylor or the Company respectively changes its name, identity, or corporate structure so as to make the applicable Financ-ing Statements seriously misleading unless new appropri-ate financing statements indicating the new name, identi-ty or corporate structure of AnnTaylor or the Company, as the case may be, are properly filed before the expiration of such four months, and (ii) the New York UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the filing of the original Financing State-ments or the filing of any continuation statements in

The Persons listed on
Schedule I hereto
January 27, 1994
Page 13

order to maintain the effectiveness of the original
Financing Statements;

          (e) we express no opinion with respect to any of the Accounts Property consisting of accounts or gener-al intangibles arising from or relating to the sale of farm products by a farmer, consumer goods in the hands of AnnTaylor, crops growing or to be gown, timber to be cut or minerals or the like (including oil and gas) or ac-counts subject to subsection 5 of Section 9-103 of the New York UCC;

          (f) we express no opinion with respect to any of the Receivables Collateral consisting of accounts or general intangibles arising from or relating to the sale of farm products by a farmer, consumer goods in the hands of the Company, crops growing or to be grown, timber to be cut or minerals or the like (including oil and gas) or accounts subject to subsection 5 of Section 9-103 of the New York UCC;

          (g) we express no opinion as to the priority of the security interest of the Company in the Article 9
Filing Property or the Lender in the Article 9 Filing
Collateral against: (i) any liens, claims or other interests that arise by operation of law and do not require any filing or possession in order to take priori-ty over security interests perfected through the filing of a financing statement; (ii) any lien, claim or encum-brance in favor of the United States of America or any state, or any agency or instrumentality of any of them or any other governmental entity (including, without limita-tion, federal tax liens, liens arising under the Employee
Retirement Income Security Act of 1974, as amended, or claims given priority pursuant to 31 U.S.C. Sec. 3713);
(iii) a lien creditor who attached or levied prior to the perfection of the security interest of the Company or the Lender, as the case may be; (iv) a lien creditor with respect to future advances to the extent set forth in
Section 9-301(4) of the New York UCC; (v) another secured creditor with respect to any future advances to the extent set forth in Section 9-312(7) of the New York UCC;

The Persons listed on
Schedule I hereto
January 27, 1994
Page 14

(vi) a security interest perfected under the laws of another jurisdiction to the extent that either AnnTaylor or the Company had its chief executive office in such jurisdiction within four months prior to the date of the perfection of the security interest of the Company or the Lender, as the case may be; (vii) a security interest perfected without filing any financing statement pursuant to Section 9-302(1) of the New York UCC; (viii) a secu-rity interest perfected by filing a financing statement naming AnnTaylor or the Company as debtor using a trade name, fictitious name or previous name; (ix) the holder of a perfected "purchase money security interest" as such term is defined in Section 9-107 of the New York UCC;
(x) another secured party with a perfected security interest in other property of AnnTaylor or the Company to the extent the Pool Receivables are proceeds of such other creditor's collateral; (xi) any person who has en-tered into a subordination or intercreditor agreement with the Company with respect to the Accounts Property or with the Lender with respect to the Receivables Collat-eral; (xii) any claim for wages, salary or other compen-sation; (xiii) a purchaser of accounts purchased as part of the sale of the business out of which they arose;
(xiv) an assignment of accounts for purposes of collec-tion only or a transfer of a single account; (xv) any claim arising out of tort or any surety who is subrogated to the rights of AnnTaylor or the Company, as the case may be; or (xvi) the security interest of a creditor who filed a financing statement based on a prior or incorrect location of the chief executive office of AnnTaylor or the Company to the extent such other financing statement would be effective under Section 9-401(2) or (3) of the New York UCC;

          (h)  we have assumed that (i) all financing
statements presented for filing prior to the effective date of the applicable search report in which each of AnnTaylor and the Company is named as debtor have been properly filed, indexed and recorded with the Secretary of State of the State of New York and are identified in the appropriate Search Report and (ii) no financing statements naming AnnTaylor or the Company as debtor were

The Persons listed on
Schedule I hereto
January 27, 1994
Page 15

filed with Secretary of State of the State of New York between the effective date of the Search Reports and the date of the filing of the applicable Financing Statements in such Filing Office; and we call to your attention that we did not review any search report with respect to any financing statements naming AnnTaylor or the Company as debtor filed with the City Register of New York County, New York; and

          (i)  we have assumed that the Bank of America
Release Statements will be filed on or prior to the date of the filing of the Financing Statements.

          14. No registration of AnnTaylor or the Compa-ny under the Investment Company Act of 1940, as amended, is required in connection with the initial assignment under the Purchase Agreement or the initial borrowing under the Receivables Financing Agreement, respectively.

          In rendering the foregoing opinions, we have assumed, with your consent, that:

               (a)  AnnTaylor has been incorporated in
     the State of Delaware and is validly existing and in good standing under the laws of all jurisdictions in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary;

               (b)  the execution, delivery and perfor-
     mance of each Credit Party's obligations under the Documents to which it is a party does not and will not conflict with, contravene, violate or constitute a default under (i) any lease, indenture, instrument or other agreement to which such Credit Party or its property is subject (other than the Applicable
     Contracts, as to which we make no such assumption),
     (ii) any rule, law or regulation to which such Credit Party is subject (other than Applicable Laws, as to which we make no such assumption), or (iii) any judicial or administrative order or decree of

The Persons listed on
Schedule I hereto
January 27, 1994
Page 16

     any governmental authority (other than Applicable
     Orders, as to which we make no such assumption); and

                    (c)  no authorization, consent or
     other approval of, notice to or filing with any court, governmental authority or regulatory body
     (other than Governmental Approvals, as to which we make no such assumption) is required to authorize or is required in connection with the execution, deliv-ery or performance by any Credit Party of any Docu-ment to which it is a party or the transactions contemplated thereby.

          Our opinions are also subject to the following assumptions and qualifications:

               (a)  we have assumed each of the Documents
     constitutes the legal, valid and binding obligation of each party to such Document (other than the Credit Parties) enforceable against such party in accordance with its terms; and

                    (b)  we express no opinion as to the
     effect on the opinions expressed herein of (i) the compliance or noncompliance of the Administrator, the Relationship Bank, the Collateral Agent, the
     Credit Bank, the Liquidity Bank, the Lock-Box Bank, the Lender or any other party (other than the Credit
     Parties) to the Documents with any state, federal or other laws or regulations applicable to them or (ii) the legal or regulatory status or the nature of the business of any such Person.

          This opinion is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person or for any other purpose without our prior written con-sent.

                              Very truly yours,

                        SCHEDULE I

             Clipper Receivables Corporation
                      P.O. Box 4024
               Boston, Massachusetts  02201

         State Street Boston Capital Corporation
                   225 Franklin Street
               Boston, Massachusetts  02110

              PNC Bank, National Association
               Fifth Avenue and Wood Street
             Pittsburgh, Pennsylvania  15265

             Standard & Poor's Ratings Group
                       25 Broadway
                New York, New York  10004

             Moody's Investors Service, Inc.
                     99 Church Street
                New York, New York  10007

                 Exhibit A to Opinion of
        Special Counsel to AnnTaylor Funding, Inc.
        ------------------------------------------

                  Officer's Certificate
                  ---------------------



          I, Jocelyn F.L. Barandiaran, am Corporate
Secretary of AnnTaylor Funding, Inc., a Delaware corpora-tion ("Funding"). I understand that pursuant to Section
5.01(h)(i) of that certain Receivables Financing Agree-ment, dated as of January 27, 1994 (the "Receivables Fi-nancing Agreement"), among Funding, AnnTaylor, Inc.
("AnnTaylor") as servicer, Clipper Receivables Corpora-tion, State Street Boston Capital Corporation and PNC
Bank, National Association, Skadden, Arps, Slate, Meagher
& Flom is rendering an opinion (the "Opinion"). Defined terms used herein but not otherwise defined shall have the meaning set forth in Appendix A to the Receivables
Financing Agreement.  I further understand that Skadden,
Arps, Slate, Meagher & Flom is relying on this certifi-cate and the statements made herein in rendering the Opinion.

          With regard to the foregoing, on behalf of Funding, I certify that:

          1. The chief executive office of Funding is located at either 142 West 57th Street, New York, New
York 10019 or 414 Chapel Street, New Haven, Connecticut
06511.

          2. Set forth on Schedule I hereto are all of the agreements and instruments (other than the Transac-tion Documents) to which Funding is a party which are material to the business or financial condition of Fund-ing.

          3. Set forth on Schedule II hereto are all of the orders, judgments and decrees of any governmental authority which are material to the business or property of Funding.

          4.   Funding holds no stock in any company.

          5.   Funding is engaged in the business set
forth in the Transaction Documents. The value of all securities owned by Funding does not exceed 10% of the value of Funding's total assets.

          6.   Funding does not directly or indirectly
own or operate facilities used for the generation, trans-mission or distribution of electric energy for sale or facilities used for the distribution at retail of natural or manufactured gas for heat, light or power and Funding does not own any interest in any company which owns or operates such facilities.

          7. Neither Funding nor any of its subsidiaries is a person providing railroad transportation for compen-sation (a "rail carrier") or a person controlled by or affiliated with a rail carrier or a person providing sleeping car transportation for compensation (a "sleeping car carrier") or a corporation organzied to provide transportation by rail carrier or sleeping car carrier.

          IN WITNESS WHEREOF, I have executed this cer-
tificate this      day of January 1994.
              ----



                    By:
                        --------------------------------------
                        Name: Jocelyn F.L. Barandiaran
                        Title: Corporate Secretary

                          Schedule I

                     Applicable Contracts
                     --------------------

                             None

                          Schedule II

                       Applicable Orders
                       -----------------

                             None

                 Exhibit B to Opinion of
            Special Counsel to AnnTaylor, Inc.
            ----------------------------------

                  Officer's Certificate
                  ---------------------



          I, Jocelyn F.L. Barandiaran, am Vice President,
General Counsel and Corporate Secretary of AnnTaylor,
Inc., a Delaware corporation ("AnnTaylor"). I understand that pursuant to (i) Section 5.01(h)(i) of that certain
Receivables Financing Agreement, dated as of January 27,
1994 (the "Receivables Financing Agreement"), among
AnnTaylor Funding, Inc. ("Funding"), AnnTaylor, as ser-vicer, Clipper Receivables Corporation, State Street
Boston Capital Corporation and PNC Bank, National Associ-ation and (ii) Section 4.1(h) of that certain Purchase and Sale Agreement, dated as of January 27, 1994 between Funding and AnnTaylor, Skadden, Arps, Slate, Meagher &
Flom is rendering an opinion (the "Opinion"). Defined terms used herein but not otherwise defined shall have the meaning set forth in Appendix A to the Receivables
Financing Agreement.  I further understand that Skadden,
Arps, Slate, Meagher & Flom is relying on this certifi-cate and the statements made herein in rendering the Opinion.

          With regard to the foregoing, on behalf of AnnTaylor, I certify that:

          1. The chief executive office of AnnTaylor is located at 142 West 57th Street, New York, New York
10019.

          2. Set forth on Schedule I hereto are all of the agreements and instruments (other than the Transac-tion Documents) to which AnnTaylor is a party which are material to the business or financial condition of AnnTaylor.

          3. Set forth on Schedule II hereto are all of the orders, judgments and decrees of any governmental authority which are material to the business or property of AnnTaylor.

          4.   AnnTaylor holds no stock in any company
other than the stock represented by the certificates set forth on Schedule III hereto; none of such stock is trad-ed on a national securities exchange.

          5.   AnnTaylor is primarily engaged in the
business described in Schedule IV. The value of all securities owned by AnnTaylor (excluding those referred to in paragraph 4 above) does not exceed 10% of the value of AnnTaylor's total assets.

          6. AnnTaylor does not directly or indirectly own or operate facilities used for the generation, trans-mission or distribution of electric energy for sale or facilities used for the distribution at retail of natural or manufactured gas for heat, light or power and AnnTaylor does not own any interest in any company which owns or operates such facilities.

          7. Neither AnnTaylor nor any of its subsid-iaries is a person providing railroad transportation for compensation (a "rail carrier") or a person controlled by or affiliated with a rail carrier or a person providing sleeping car transportation for compensation (a "sleeping car carrier") or a corporation organzied to provide transportation by rail carrier or sleeping car carrier.

          IN WITNESS WHEREOF, I have executed this cer-
tificate this      day of January 1994.
              ----



                    By:
                        --------------------------------------
                        Name: Jocelyn F.L. Barandiaran
                        Title: Vice President, General Counsel
                                 and Corporate Secretary

                          Schedule I

                     Applicable Contracts
                     --------------------

1. Indenture, dated as of July 15, 1989, between AnnTaylor and United States Trust Company of New York, as Trustee, together with the Certificate of Satisfaction and Dis-charge in favor of AnnTaylor as of July 29, 1993 by such Trustee.

2. Indenture, dated as of July 15, 1989, between AnnTaylor and State Street Bank and Trust Company of Connecticut, as successor trustee to The Connecticut Bank and Trust Company, National Association, as Trustee, together with the Certificate of Satisfaction and Discharge in favor of AnnTaylor as of July 29, 1993 by such Trustee.

3. Credit Agreement, dated as of June 28, 1993, among AnnTaylor, Bank of America, Bank of Montreal and the other financial institutions party thereto, as amended by Amendment No. 1 to Credit Agreement dated as August 10, 1993, Amendment No. 2 to Credit Agreement dated as Sep-tember 30, 1993, Amendment No. 3 to Credit Agreement dated as December 23, 1993, and Amendment No. 4 and Consent to Credit Agreement dated as January 24, 1994.

4. Security and Pledge Agreement, dated as of June 28, 1993, made by AnnTaylor in favor of Bank of America, as Agent, as modified by Amendment No. 4 and Consent to Credit
     Agreement dated as January 24, 1994.

5.   Trademark Assignment, dated as of June 28, 1993, made by
     AnnTaylor with Bank of America, as Agent.

6. Tax Sharing Agreement, dated as of July 12, 1989, between the Company and AnnTaylor Stores Corporation ("ATSC").

7. Agreement, dated as of July 13, 1993, among Cygne De-signs, Inc., Cygne Design F.E. Limited, CAT US Inc.,
     C.A.T. (Far East) Limited and AnnTaylor.

8. Stock Purchase Agreement, dated as of July 13, 1993, between Cleveland Investment Limited and AnnTaylor.

9.   Agreement, dated as of June 14, 1989, and the Trademark
     License Agreement, effective as of January 1, 1990, among
     Allied Stores Corporation, AnnTaylor and ATSC.

10. Indenture, dated as of June 15, 1993, between AnnTaylor and Fleet Bank, N.A., as Trustee.

11. Employment Agreement, effective as of February 3, 1992, between AnnTaylor, AnnTaylor Stores Corporation and Sally
     Frame Kasaks.

12. Lease, dated as of March 17, 1989, between Carven Associ-ates and AnnTaylor concerning the West 57th Street head-quarters, as amended by the First Amendment thereto dated as of November 14, 1990, the Second Amendment thereto dated as of February 28, 1993, the Third Amendment there-to dated as of June 24, 1993, and the letter agreement dated as of October 1, 1993.

13. Lease, dated December 1, 1985, between Hamilton Realty Co. and AnnTaylor (as successor in interest to ASC Stores III, Inc.) concerning the New Haven distribution center, as amended by the letter agreement dated March 22, 1993, and the letter agreement dated July 26, 1993.

14. Lease, dated June 12, 1986, between SMR 85-1 Limited Partnership and AnnTaylor (as successor in interest to ASC Stores III, Inc.) concerning the New Haven offices, as amended by the Amendment to Lease dated December 7, 1987 and the Second Amendment to Lease dated December 10, 1992.

                          Schedule II

                       Applicable Orders
                       -----------------

                             None

                           Schedule III

                        Stock Certificates
                        ------------------


Company                    Certificate Nos.           No. of Shares
- -------                    ----------------           -------------

AnnTaylor Travel, Inc.1          1                            1

CAT U.S. Inc.1                   1 and 11                  4,000

C.A.T. (Far East) Limited1       5 and 8                  60,000

AnnTaylor Funding, Inc.1         1                           100






























- --------------------
1 Pledged to Bank of America pursuant to the Security and Pledge Agreement, dated as of June 28, 1993.

                           Schedule IV

                     Description of Business
                     -----------------------


      AnnTaylor is primarily engaged in the business of the retail sale of women's apparel, shoes and accessories.

                                              EXHIBIT D
                                                  to
                                      Purchase and Sale Agreement


                   STOCK SUBSCRIPTION AGREEMENT
                   ----------------------------


     This Stock Subscription Agreement (as amended or modified from time to time, this "Agreement") is entered into as of
                             ---------
January  24, 1994  among  ANNTAYLOR  FUNDING,  INC.,  a  Delaware
corporation  ("Issuer")   and   ANNTAYLOR,   INC.,   a   Delaware
               ------
corporation ("AnnTaylor").
              ---------

                         R E C I T A L S

     A. Issuer is organized under the laws of the State of Delaware for the purpose of purchasing accounts receivable (and certain related rights) of AnnTaylor.

     B. (i) Issuer and AnnTaylor will enter into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") pursuant to
                      ----------------------------
which AnnTaylor will sell all of the Receivables (and certain related rights) generated by it (other than Receivables being used to purchase Shares (as defined below) hereunder) to Issuer, and (ii) Issuer, AnnTaylor, Clipper Receivables Corporation, State Street Boston Capital Corporation and PNC Bank, National Association will enter into a Receivables Financing Agreement ("Receivables Financing Agreement"), in connection with which,
  --------------------------------
Issuer will grant to Lender a security interest in the Receivables referred to in clause (i) and the Receivables being
                            ----------
contributed to Issuer hereunder. The term "Receivables" and the other capitalized terms used (but not otherwise defined) herein shall have the meanings set forth in the Receivables Financing Agreement (when executed).

     C. Issuer desires to sell all the shares of its capital stock to AnnTaylor, and AnnTaylor desires to purchase such shares, on the terms set forth in this Agreement.

     NOW, THEREFORE, Issuer and AnnTaylor agree as follows:

          1.   Purchase and Sale of Capital Stock.
               ----------------------------------

               (a) On the Closing Date, Issuer shall sell to AnnTaylor, and AnnTaylor shall purchase from Issuer, 100 shares of common stock, $1.00 par value, of Issuer (such aggregate number of shares and common stock herein called the "Shares" and
                                                      ------
"Common Stock," respectively).
 ------------

               (b)  The  purchase  price   for  the  Shares  will
consist of an aggregate of $100.

          2.   Closing.
               -------

          The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of
                  -------
AnnTaylor in New York, New York on January 24, 1994 (the "Closing
                                                          -------
Date").  On the Closing Date, Issuer shall deliver to AnnTaylor a
- ----
certificate registered in AnnTaylor's name representing the number of Shares to be purchased by AnnTaylor against delivery to Issuer by AnnTaylor of the purchase price set forth in Section
                                                          -------
1(b).
- ----

          3.   Representations and Warranties of Issuer.   Issuer
               ----------------------------------------
represents and warrants to AnnTaylor as follows:

               (a) Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as proposed to be conducted.

               (b) Issuer has all requisite legal and corporate power to enter into this Agreement, to issue the Shares and to perform its other obligations under the terms of this Agreement.

               (c) The authorized capital stock of Issuer as of the date hereof and as of the Closing Date is 100 shares. The Shares have been duly authorized and, when issued, and upon receipt of the purchase price thereof, will be validly issued, fully paid and nonassessable.

               (d)  Issuer   has  taken   all  corporate   action
necessary for its authorization, execution, and delivery of, and its performance under, this Agreement.

               (e) This Agreement constitutes a legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except that enforceability may be limited by (i) bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.

          4.   Representations and Warranties of AnnTaylor.
               -------------------------------------------

               AnnTaylor represents and warrants to Issuer as follows:

               (a) AnnTaylor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to carry on its business as conducted on the date hereof.

               (b)  AnnTaylor has taken  all actions required for
its   authorization,  execution,   and  delivery   of,  and   its
performance under, this Agreement.

               (c) This Agreement constitutes a valid and binding obligation of AnnTaylor, enforceable against AnnTaylor in accordance with its terms, except that enforceability may be limited by (i) bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (d) AnnTaylor is purchasing the Shares for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof; and AnnTaylor has no current intention of selling, granting a participation in, or otherwise distributing, the same.

               (e) AnnTaylor understands that the Shares have not been registered under the Securities Act of 1933, as amended, or under any other Federal or state law, and that Issuer does not contemplate such a registration.

               (f) AnnTaylor has such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement, and has made such investigations in connection herewith as have been deemed necessary or desirable to make such evaluation.

          5.   Conditions  to  AnnTaylor's   Obligations  at  the
               --------------------------------------------------
Closing.
- -------

               AnnTaylor's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

               (a) The representations and warranties made by Issuer herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date; and Issuer shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date and all documents incident thereto shall be satisfactory in form and content to AnnTaylor and its counsel.

               (b)  Issuer shall  have filed  the Certificate  of
Incorporation, in the form attached  hereto as Exhibit A with the
                                               ---------

Delaware Secretary of  State and adopted the By-laws  in the form attached hereto as Exhibit B.
                   ---------

               (c) The purchase of the Shares by AnnTaylor hereunder shall be legally permitted by all laws and regulations to which AnnTaylor or Issuer are subject.

          6.   Conditions to Issuer's Obligations at the Closing.
               -------------------------------------------------

               Issuer's obligation to sell and issue the Shares at the Closing is subject to the fulfillment to Issuer's satisfaction on or prior to the Closing Date of the following conditions:

               (a) The representations and warranties made by AnnTaylor herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date; and AnnTaylor shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date and all documents incident thereto shall be satisfactory in form and content to Issuer and its counsel.

               (b) The purchase of the Shares by AnnTaylor hereunder shall be legally permitted by all laws and regulations to which AnnTaylor or Issuer are subject.

               (c) AnnTaylor shall have delivered the purchase price for the Shares to be purchased by it hereunder, by conveyance to Issuer of the amount of the Receivables set forth in Section 1(b) (which conveyance shall be pursuant to
     -------------
instruments reasonably satisfactory to Issuer).

          7.   Restrictions on Transfer; Legend.
               --------------------------------

          7.1  Legend.  Each certificate representing the  Shares
               ------
shall be endorsed with the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR ANY SUCCESSOR RULE OR OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCK SUBSCRIPTION AGREEMENT DATED AS OF JANUARY 24, 1994, BETWEEN ANNTAYLOR, INC. AND ANNTAYLOR FUNDING, INC. (THE "COMPANY"), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE VOTED, TRANSFERRED, SOLD, ASSIGNED,

     PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH VOTING, TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF SUCH AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT.

          7.2  Registration  of  Transfers.     Issuer  need  not
               ---------------------------
register a transfer of any Shares unless the conditions specified in the foregoing legend are satisfied. Issuer shall also instruct its transfer agent, if any, not to register the transfer of any Shares unless the conditions specified in the foregoing legend are satisfied.

          8.   Agreement to Vote.
               -----------------

               (a) AnnTaylor hereby agrees and covenants to vote all of the shares of Common Stock now or hereafter owned by it at a meeting of stockholders of Issuer, or by written consent in lieu of any such meeting, to cause to be elected to, and maintained on, Issuer's board of directors at all times one individual who meets the requirements of an "Independent Director" as defined in the Issuer's certificate of incorporation as in effect on the date hereof. AnnTaylor hereby further agrees and covenants that in the event the Independent Director resigns or otherwise ceases to be a director of Issuer, AnnTaylor will vote all of the shares of Common Stock then owned by it, whether beneficially or otherwise, as is necessary at a meeting of stockholders of Issuer, or by written consent in lieu of any such meeting, to select and cause to be elected a replacement Independent Director who meets all of the qualifications of an Independent Director as set forth in the Issuer's certificate of incorporation.

               (b) AnnTaylor (for itself and its successors and assigns) hereby acknowledges and agrees that any decision to approve or otherwise cause the commencement of a voluntary case or other proceeding with respect to the Issuer under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law, or the appointment of or taking possession by, a receiver, liquidator, assignee, trustee, custodian, or other similar official for the Issuer shall be approved in writing by the Independent Director prior to the making thereof, and the Independent Director shall owe a fiduciary duty to the Issuer (and its creditors) and not to the stockholders of Issuer in respect of any such decision.

               (c) AnnTaylor hereby agrees and covenants to maintain a separate corporate existence from the Issuer including, without limitation, doing all things with respect to itself of the type set forth in Section 7.02 of the Receivables Financing Agreement.

          9.   General Restrictions on Transfer and Issuance.
               ---------------------------------------------

               No Shares or any interest therein shall be validly sold, assigned, pledged, encumbered, awarded, confirmed, or otherwise transferred, for consideration or otherwise, whether voluntarily, involuntarily, or by operation of law, and no purported transferee shall be recognized as a shareholder of Issuer for any purpose whatsoever unless and until the holders of all of the other Shares, the Lender, the Administrator and the Relationship Bank have filed with the secretary of Issuer their written consents to such transfer; provided that the Shares may
                                     --------
be  pledged  to  Bank  of  America  National  Trust  and  Savings
Association as Agent pursuant to documents relating to the AnnTaylor Credit Agreement. A transfer or attempt to transfer subject to the provisions of this Agreement shall be deemed to occur whenever any interest in Common Stock is transferred or is attempted to be transferred, voluntarily, involuntarily, or by operation of law, irrespective of whether any change in the record ownership of any shares of Common Stock occurs.

          10.  Successors and Assigns.
               ----------------------

               Each party agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement except in connection with a transfer of Shares in compliance with the terms and conditions hereof or otherwise in accordance with the terms hereof. Any purported assignment, transfer, or delegation in violation of this Section shall be null and void ab initio. Subject to the foregoing
                          --  ------
limits on assignment and delegation and except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legatees, executors, administrators, assignees and legal successors. Any transferee of any shares of Common Stock or any interest hereunder shall take its interest subject to the terms and conditions hereof and shall, upon request of any party hereto, execute a counterpart of this Agreement. The parties intend that each of the Lender, the Administrator and the Relationship Bank be third party beneficiaries to this Agreement.

          11.  Amendments and Waivers.
               ----------------------

               Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Issuer, the Lender, AnnTaylor, the Administrator and the Relationship Bank. Any amendment or waiver so effected shall be binding upon Issuer and AnnTaylor. Sections 7, 8, 9 and 10 of this Agreement and any requirement in
- ----------  -  -     --
this Section 11 for the  consent of the Lender, the Administrator
     ----------
or the Relationship Bank shall be null and void and of no further effect unless the Issuer and AnnTaylor shall have entered into both the Purchase and Sale Agreement and the Receivables Financing Agreement on or prior to February 15, 1994.

          12.  Further Acts.
               ------------

               Each  party agrees to perform any further acts and
execute   and  deliver  any  document  which  may  be  reasonably
necessary to carry out the provisions of this Agreement.

          13.  Counterparts.
               ------------

               This Agreement may be executed in any number of counterparts, all of such counterparts together to be deemed one instrument.

          14.  Notices.
               -------

               Any and all notices, acceptances, statements and other communications provided for herein shall be in writing, delivered personally, by telefacsimile or certified mail, return receipt requested.

          15.  Governing Law.
               -------------

               This Agreement shall be construed in accordance with and be governed by the internal laws of the State of Delaware.

          16.  Severability of this Agreement.
               ------------------------------

               In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


          THE ISSUER:

                    ANNTAYLOR FUNDING, INC.,
                    a Delaware corporation

                    By:    ___________________________________
                           Name:  Bert A. Tieben
                           Title:  Vice President

          THE PURCHASER:

                    ANNTAYLOR, INC.,
                    a Delaware corporation

                    By:    ______________________________________
                           Name:  Bert A. Tieben
                           Title:  Senior Vice President

                            EXHIBIT A


                   CERTIFICATE OF INCORPORATION

                            EXHIBIT B


                             BY-LAWS

                                                          Exhibit E

                  List of Offices Where
                     Records Are Kept
                  ---------------------


AnnTaylor, Inc.
- ---------------

Chief place of business and chief executive office:

     142 West 57th Street
     New York, New York 10019

location of books and records, etc:

     142 West 57th Street
     New York, New York 10019

     414 Chapel Street
     New Haven, Connecticut 06511

                                                         Exhibit F



                              January 27, 1994


The Persons Listed
  on Schedule I Hereto


Dear Sirs and Madams:

          I am Vice President, General Counsel and Corpo-rate Secretary of AnnTaylor, Inc., a Delaware corporation
("AnnTaylor"). I am delivering this opinion in connec-tion with the preparation, execution and delivery of
(i) the Purchase and Sale Agreement dated as of January 27, 1994 (the "Purchase Agreement") between
AnnTaylor Funding, Inc., a Delaware corporation (the
"Company"), as purchaser and AnnTaylor, as seller,
(ii) the Receivables Financing Agreement, dated as of January 27, 1994 (the "Receivables Financing Agreement"), among the Company, Clipper Receivables Corporation (the
"Lender"), AnnTaylor, as Servicer, State Street Boston
Capital Corporation (the "Administrator"), and PNC Bank,
National Association (the "Relationship Bank"), and
(iii) certain other agreements, instruments and documents related to the Purchase Agreement and the Receivables Fi-nancing Agreement. This opinion is being delivered pursuant to Section 4.1(h) of the Purchase Agreement and
Section 5.01(h)(i) of the Receivables Financing Agree-ment. Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivables Financing Agree-ment.

          In this connection, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of (i) the Receivables
Financing Agreement; (ii) the Purchase Agreement;
(iii) the Certificate of Incorporation and Bylaws of AnnTaylor, as presently in effect; and (iv) resolutions of the Board of Directors of AnnTaylor relating to the Receivables Financing Agreement and the Purchase Agree-ment. I have also examined and am familiar with origi-nals or copies, certified or otherwise identified to my

January 27, 1994
Page 2

satisfaction, of such records of AnnTaylor and such agreements, certificates of public officials, certifi-cates of officers or representatives of AnnTaylor and others, and such other documents, certificates and corpo-rate or other records as I have deemed necessary or appropriate as a basis for the opinions set forth below.

          In my examination, I have assumed the genuiness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon certificates, statements and representations of officers and other representatives of AnnTaylor and others.

          I am admitted to the Bar of the State of New
York and express no opinion as to the laws of any juris-diction except the General Corporation Law of the State of Delaware and the laws of the United States of America to the extent specifically referred to herein.

          Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

             (i)  AnnTaylor is a corporation duly incor-
     porated, validly existing and in good standing under the laws of the State of Delaware.

            (ii)  AnnTaylor is duly qualified to transact
     business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts busi-ness of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on AnnTaylor.

January 27, 1994
Page 3


          This opinion is being furnished by me as Vice
President, General Counsel and Corporate Secretary of
AnnTaylor to you solely for your benefit, and is not to be used or relied upon by any other person without my express prior written consent.

                              Very truly yours,

                        SCHEDULE I


Clipper Receivables Corporation
P.O. Box 4024
Boston, Massachusetts  02101

State Street Boston Capital Corporation
225 Franklin Street
Boston, Massachusetts  02110

PNC Bank, National Association
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania  15265

Moody's Investors Service
99 Church Street
New York, New York 10007

Standard & Poors Corporation
26 Broadway, 15th Floor
New York, New York 10004

                  SCHEDULE 5.14 to the Purchase Agreement
                  ---------------------------------------


                       Trade Names
                       -----------

AnnTaylor, Inc.
- ---------------

     CAC XIII, Inc.
     ASC Stores III, Inc.
     AnnTaylor Factory Stores


On February 8, 1989, AnnTaylor Acquisition Corp., a Dela-ware corporation merged with and into AnnTaylor, Inc.
with AnnTaylor, Inc. being the surviving corporation.

                                                             Schedule 2



                   SUBORDINATED PROMISSORY NOTE
                         (NON-NEGOTIABLE
                          COMPANY NOTE)

                                        New York, New York
                                          January 27, 1994


     FOR VALUE RECEIVED, the undersigned, ANNTAYLOR FUNDING, INC., a Delaware corporation (the "Company"), promises to pay to
                                    -------
ANNTAYLOR, INC., a Delaware corporation ("AnnTaylor"), on the
                                          ---------
terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the sum of (i) the aggregate unpaid Purchase Price of all Receivables purchased by the Company from AnnTaylor pursuant to such Purchase and Sale Agreement, as such unpaid Purchase Price is shown in the records of Servicer plus (ii) any capitalized interest pursuant to
            ----
Section 4 hereof as shown on the records of AnnTaylor.
- ---------

     1.     Purchase and Sale Agreement.  This promissory note
            ---------------------------
(this "Company Note") is the Company Note described in, and is
       ------------
subject to the terms and conditions set forth in, that certain Purchase and Sale Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the "Purchase and Sale Agreement"), between AnnTaylor and the
 ---------------------------
Company. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of AnnTaylor and the Company.

     2.   Definitions.  Capitalized terms used (but not defined)
          -----------
herein have the meanings assigned thereto in Appendix A to the
                                             ----------
Receivables Financing Agreement dated as of even date herewith among AnnTaylor, as Servicer, the Company, Clipper Receivables Corporation, as Lender, State Street Boston Capital Corporation, as Administrator, and PNC Bank, National Association, as Relationship Bank (as may be amended or otherwise modified from time to time, the "Receivables Financing Agreement"). In
                   -------------------------------
addition, as used herein, the following terms have the following meanings:

          "Bankruptcy Proceedings" has the meaning set forth in
           ----------------------
     clause (b) of paragraph 9 hereof.
     ----------    -----------

          "Final Maturity Date" means the second Business Day
           -------------------
     after a demand for payment has been made by AnnTaylor, but in no event earlier than the Settlement Date immediately following the date on which one hundred twenty-one (121) days have elapsed since the date the Senior Interests have been paid in full.

          "Interest Period" means the period from and including a
           ---------------
     Report Date (or, in the case of the first Interest Period, the date hereof) to but excluding the next Report Date.

          "Senior Interests" means, collectively, (i) the
           ----------------
     aggregate unpaid principal amount of the Loans, (ii) accrued interest on the aggregate unpaid principal amount of the Loans, (iii) all fees payable pursuant to the Receivables Financing Agreement, (iv) any Indemnified Amounts, (v) unpaid Servicer's Fees, provided that AnnTaylor is not the
                      --------
     Servicer, and (vi) all other obligations of the Company that are due and payable to any Affected Party, together with all interest accruing on any such amounts after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company or anyone else, to collect such interest.

          "Senior Interest Holders" means, collectively, the
           -----------------------
     Lender, the Administrator, the Relationship Bank, the other
     Affected Parties and the Indemnified Parties.

          "Subordination Provisions" means, collectively, clauses
           ------------------------                       -------
     (a) through (l) of paragraph 9 hereof.
     ---         ---    -----------

     3.   Interest.  Subject to the Subordination Provisions set
          --------
forth below, the Company promises to pay interest on this Company
Note as follows:

          (a) Prior to the Final Maturity Date, the aggregate unpaid Purchase Price from time to time outstanding during any Interest Period shall bear interest at a rate per annum
                                                       ---------
     equal to the Alternate Base Rate plus 3% as in effect from time to time as determined by Servicer; and

          (b) From (and including) the Final Maturity Date to (but excluding) the date on which the entire aggregate unpaid Purchase Price is fully paid, the aggregate unpaid Purchase Price from time to time outstanding shall bear interest at a rate per annum equal to the Alternate Base
                        ---------
     Rate as in effect from time to time, plus 5%, as determined by Servicer.

     4.   Interest Payment Dates.  Subject to the Subordination
          ----------------------
Provisions set forth below, the Company shall pay accrued interest on this Company Note on each Settlement Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Settlement Date at the time of such principal payment; provided, however, that unless AnnTaylor
                        --------  -------
instructs the Company otherwise, such interest may be paid by means of an increase in the amount of the unpaid principal amount hereof by an amount equal to the interest being so paid.

     5.   Basis of Computation.  Interest accrued hereunder shall
          --------------------
be computed for the actual number of days elapsed on the basis of a 365- or 366-day year.

     6.   Principal Payment Dates.  Subject to the Subordination
          -----------------------
Provisions set forth below, payments of the principal amount of this Company Note shall be made as follows:

          (a)  The principal amount of this Company Note shall be
     reduced from time to time pursuant to Sections 3.2, 3.3,
                                           ------------- ---
     3.4, and 7.2 of the Purchase and Sale Agreement; and
     ---      ---

          (b) The entire remaining unpaid Purchase Price of all Receivables purchased by the Company from AnnTaylor pursuant to the Purchase and Sale Agreement shall be paid on the Final Maturity Date.

Subject to the Subordination Provisions set forth below, the principal amount of and accrued interest on this Company Note may be prepaid on any Business Day without premium or penalty.

     7.   Payments. All payments of principal and interest
          --------
hereunder are to be made in lawful money of the United States of America.

     8.   Enforcement Expenses.  In addition to and not in
          --------------------
limitation of the foregoing, but subject to the Subordination Provisions set forth below and to any limitation imposed by applicable law, the Company agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by AnnTaylor in seeking to collect any amounts payable hereunder which are not paid when due.

     9.   Subordination Provisions.  The Company covenants and
          ------------------------
agrees, and AnnTaylor, by its acceptance of this Company Note, likewise covenants and agrees on behalf of itself and any holder of this Company Note, that the payment of the principal amount of and interest on this Company Note is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this paragraph 9:
                                 -----------

          (a)  No payment or other distribution of the Company's
     assets of any kind or character, whether in cash,
     securities, or other rights or property, shall be made on
     account of this Company Note except to the extent such
     payment or other distribution is permitted under the
     Purchase and Sale Agreement and Section 3.01 of the
                                     ------------
     Receivables Financing Agreement;

          (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company (such proceedings being herein collectively called "Bankruptcy Proceedings"), the Senior Interests shall first
      ----------------------
     be paid and performed in full and in cash before AnnTaylor shall be entitled to receive and to retain any payment or distribution in respect of this Company Note. In order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of this Company Note to which AnnTaylor would be entitled except for this clause (b)
                                                       ----------
     shall be made directly to the Administrator (for the benefit of the Senior Interest Holders); (ii) AnnTaylor shall promptly file a claim or claims, in the form required in any Bankruptcy Proceedings, for the full outstanding amount of this Company Note, and shall use commercially reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Administrator (for the benefit of the Senior Interest Holders) until the Senior Interests shall have been paid and performed in full and in cash; and (iii) AnnTaylor hereby irrevocably agrees that the Administrator, in the name of AnnTaylor or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of AnnTaylor relating to this Company Note, in each case until the Senior Interests shall have been paid and performed in full and in cash;

          (c) In the event that AnnTaylor receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever, in respect of this Company Note, other than as expressly permitted by the terms of this Company Note, such payment or other distribution shall be received for the sole benefit of the Senior Interest Holders and shall be turned over by AnnTaylor to the Administrator (for the benefit of the Senior Interest Holders) forthwith. AnnTaylor will mark its books and records so as clearly to indicate that this Company Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Administrator in respect of this Company Note, to the extent received in or converted into cash, may be applied by the Administrator (for the benefit of the Senior Interest Holders) first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon this Company Note, and any balance thereof shall, solely as between AnnTaylor and the Senior Interest Holders, be applied by the Administrator toward the payment of the Senior Interests; but as between the Company and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests;

          (d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Company Note, while any Bankruptcy Proceedings are pending AnnTaylor shall not be subrogated to the then existing rights of the Senior Interest Holders in respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash;

          (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of AnnTaylor, on the one hand, and the Senior Interest Holders, on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Company Note is intended to or shall impair, as between the Company, its creditors (other than the Senior Interest Holders) and AnnTaylor, the Company's obligation, which is unconditional and absolute, to pay AnnTaylor the principal of and interest on this Company Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of AnnTaylor and creditors of the Company (other than the Senior Interest Holders);

          (f) AnnTaylor shall not, until the Senior Interests have been paid and performed in full and in cash, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than the Senior Interests, this Company Note or any rights in respect hereof (except as set forth in

     Section 12 hereof) or (ii) convert this Company Note into an
     ----------
     equity interest in the Company, unless AnnTaylor shall have received the prior written consent of the Administrator and the Relationship Bank in each case;

          (g) AnnTaylor shall not, without the advance written consent of the Administrator and the Relationship Bank, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Company until at least one year and one day shall have passed since the Senior Interests shall have been paid and performed in full and in cash;

          (h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;

          (i) Without affecting the rights and restrictions set forth in the Transaction Documents, each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to AnnTaylor, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property;

          (j) AnnTaylor hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior

     Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior
     Interests, or any thereof, or any security therefor;

          (k) Each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Transaction Documents to which such Persons are party, but without notice to AnnTaylor, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Interests or of any interest of such assignee or transferee in the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor; and

          (l) These Subordination Provisions constitute a continuing offer from the holder of this Company Note to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Administrator or the Lender may proceed to enforce such provisions on behalf of each of such Persons.

     10.  General.  No failure or delay on the part of AnnTaylor
          -------
in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Company Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and AnnTaylor and (ii) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

     11.  No Negotiation.  This Company Note is not negotiable;
          --------------
provided, AnnTaylor may pledge this Company Note to the agent for
- --------
the benefit of the lenders under the AnnTaylor Credit Agreement.

     12.  Governing Law.  THIS PROMISSORY NOTE SHALL BE DEEMED TO
          -------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF
NEW YORK.

     13.  Captions.  Paragraph captions used in this Company Note
          --------
are for convenience only and shall not affect the meaning or interpretation of any provision of this Company Note.

                                   ANNTAYLOR FUNDING, INC.



                                   By:_______________________
                                   Title:   Vice President

                                   Pay to the order of Bank of
                                   America National Trust and
                                   Savings Association, as Agent

                                   ANNTAYLOR, INC.



                                   By:_________________________
                                   Title:  Senior Vice President

                                                           Schedule 3
                          ANNTAYLOR, INC.
                            CERTIFICATE

     I, Bert A. Tieben, Senior Vice President of ANNTAYLOR, INC., a Delaware corporation, DO HEREBY CERTIFY that:

     Pursuant to Section 4.1(k) of the Purchase and Sale Agreement, dated as of January 27, 1994 (as amended or otherwise modified from time to time, the "Agreement") among AnnTaylor, Inc. and AnnTaylor Funding, Inc., AnnTaylor, Inc. has marked its summary master control processing records evidencing the Pool Receivables (as defined in the Receivables Financing Agreement referred to in the Agreement) and the related Contracts (as defined in the Receivables Financing Agreement referred to in the Agreement) with the following legend:

     "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO ANNTAYLOR FUNDING, INC. PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 27, 1994, AS AMENDED, BETWEEN ANNTAYLOR FUNDING, INC. AND ANNTAYLOR, INC. AND A SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO CLIPPER RECEIVABLES CORPORATION, PURSUANT TO A RECEIVABLES FINANCING AGREEMENT, DATED AS OF JANUARY 27, 1994, AMONG ANNTAYLOR FUNDING, INC., ANNTAYLOR, INC., CLIPPER RECEIVABLES CORPORATION, STATE STREET BOSTON CAPITAL CORPORATION, AS THE ADMINISTRATOR, AND PNC BANK, NATIONAL ASSOCIATION, AS THE RELATIONSHIP BANK."

     WITNESS my hand this 27th day of January, 1994.

                                   ANNTAYLOR, INC.

                                   By:  /s/ Bert A. Tieben
                                        ------------------
                                   Name: Bert A. Tieben
                                   Title: Senior Vice President